                               December 27, 2002
                          As Amended October 22, 2003

                      STATEMENT OF ADDITIONAL INFORMATION

                    CONSULTING GROUP CAPITAL MARKETS FUNDS

                               125 Broad Street
                           New York, New York 10004
                                (800) 451-2010

   This Statement of Additional Information supplements the information contained in the current Prospectus (the "Prospectus") of Consulting Group Capital Markets Funds (the "Trust"), dated December 27, 2002, and should be read in conjunction with the Prospectus. The Trust is a series company that consists of fifteen portfolios, fourteen of which are offered by the Prospectus. These are Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, High Yield Investments, Large Capitalization Value Equity Investments, Large Capitalization Growth Investments, Small Capitalization Value Equity Investments, Small Capitalization Growth Investments, International Equity Investments, International Fixed Income Investments, Emerging Markets Equity Investments and Multi-Sector Fixed Income Investments (individually, a "Portfolio" and collectively, the "Portfolios"). One additional portfolio, Multi-Strategy Market Neutral Investments, is offered in a separate prospectus. The Prospectus may be obtained by contacting any Financial Consultant of Citigroup Global Markets Inc. ("CGM"), or by writing or calling the Trust at the address or telephone number listed above. This Statement of Additional Information (the "SAI"), although not in itself a prospectus, is incorporated by reference into the Prospectus in its entirety.

                                   CONTENTS

Trustees and Executive Officers of the Trust...............................   2
Investment Objectives, Management Policies and Risk Factors................   7
Investment Restrictions....................................................  25
Portfolio Transactions.....................................................  27
Brokerage Commissions Paid to Salomon Smith Barney.........................  29
Portfolio Turnover.........................................................  30
Investment Management and Other Services...................................  31
Purchase of Shares.........................................................  37
Redemption of Shares.......................................................  37
Redemptions in Kind........................................................  38
Net Asset Value............................................................  38
Determination of Performance...............................................  39
Taxes......................................................................  43
Distributor................................................................  49
Custodian, Transfer Agent and Sub-Transfer Agent...........................  49
Financial Statements.......................................................  49
Appendix................................................................... A-1

    Capitalized terms used but not defined in this Statement of Additional
                                  Information
             have the meanings accorded to them in the Prospectus.

                 TRUSTEES AND EXECUTIVE OFFICERS OF THE TRUST

   Overall responsibility for management and supervision of the Trust rests with the Board of Trustees. The Trustees approve all significant agreements between the Portfolio and the companies that furnish services to the Portfolio, including agreements with the Portfolio's distributor, investment advisers, custodian and transfer agent. The day-to-day operations of the Portfolio are delegated to the Portfolio's manager, The Consulting Group (the "Manager"), a division of Smith Barney Fund Management LLC ("SBFM").

   The names of the Trustees and executive officers of the Trust, together with information as to their principal business occupations, are set forth below. The executive officers of the Trust are employees of organizations that provide services to the Portfolio. Each Trustee who is an "interested person" of the Trust, as defined in the Investment Company Act of 1940, as amended (the "1940 Act"), is indicated by an asterisk. As of the date of this SAI and the prospectus, the Trustees and officers as a group, owned less than 1% of the outstanding shares of the Portfolio.

                                           Term of                                 Number of
                                           Office*                                 Portfolios
                                             and                                    in Fund
                             Position(s)   Length                                   Complex           Other
                              Held with    of Time     Principal Occupation(s)      Overseen      Directorships
Name, Address and Age           Trust      Served      During Past Five Years      by Trustee    Held by Trustee
---------------------      --------------- ------- ------------------------------- ---------- ----------------------
NON-INTERESTED TRUSTEES:

H. John Ellis              Trustee          1999   Retired                            28      None
858 E. Crystal Downs Drive
Frankfort, MI 49635
Age: 76

Armon E. Kamesar           Trustee          1994   Chairman, TEC International;       28      InterOcean Systems
7328 Country Club Dr.                              Trustee, U.S. Bankruptcy Court             Inc.
La Jolla, CA 92037
Age: 75

Stephen E. Kaufman         Trustee          1991   Attorney                           55      None
Stephen E. Kaufman, PC Co.
277 Park Ave., 47th Fl.
New York, NY 10172
Age: 71

John J. Murphy             Trustee          2002   President, Murphy Capital          28      Barclays International
123 Prospect Street                                Management                                 Funds Group Ltd. and
Ridgewood, NJ 07450                                                                           affiliated companies
Age: 59

INTERESTED TRUSTEE:

R. Jay Gerken*             Trustee,         2002   Managing Director of CGM           218     None
Citigroup Asset Management Chairman and
("CAM")                    Chief Executive
399 Park Avenue            Officer
New York, NY 10022
Age: 52

OFFICERS:

Lewis E. Daidone           Senior Vice      1994   Managing Director of CGM; Chief    N/A     N/A
CAM                        President and           Administrative Officer of Smith
125 Broad Street, 11th Fl. Chief                   Barney Mutual Funds; Director
New York, NY 10004         Administrative          and Senior Vice President of
Age: 45                    Officer                 SBFM and TIA

                                                                              Number of
                                     Term of                                  Investment
                                     Office*                                  Companies
                                       and                                     in Fund
                         Position(s) Length                                    Complex        Other
                          Held with  of Time     Principal Occupation(s)       Overseen   Directorships
Name, Address and Age       Trust    Served      During Past Five Years       by Trustee Held by Trustee
---------------------    ----------- ------- -------------------------------- ---------- ---------------
Frances M. Guggino       Controller   Since  Vice President of CGM               N/A           N/A
CAM                                   2003
125 Broad Street
10th Floor
New York, NY 10004
Age: 44

Christina T. Sydor       Secretary    1994   Managing Director of Salomon        N/A           N/A
CAM                                          Smith Barney; General Counsel
300 First Stamford Place                     and Secretary of SBFM and TIA
Stamford, CT 06902
Age: 52

Paul M. Hatch            Investment   2001   Executive Vice President and        N/A           N/A
The Consulting Group     Officer             Chief Operating Officer of The
222 Delaware Avenue                          Consulting Group
Wilmington, DE 19801
Age: 45

LeRoy T. Pease           Investment   1996   First Vice President of CGM         N/A           N/A
The Consulting Group     Officer
222 Delaware Avenue
Wilmington, DE 19801
Age: 43

Stephen M. Hagan         Investment   1997   First Vice President of CGM         N/A           N/A
The Consulting Group     Officer
222 Delaware Avenue
Wilmington, DE 19801
Age: 34

Andrew Beagley           Chief        Since  Director, CGM (since 2000);         N/A           N/A
CAM                      Anti-Money   2002   Director of Compliance, North
399 Park Avenue          Laundering          America, Citigroup Asset
New York, NY 10022       Compliance          Management (since 2000);
Age: 40                  Officer             Director of Compliance, Europe,
                                             the Middle East and Africa,
                                             Citigroup Asset Management
                                             (from 1999 to 2000); Compliance
                                             Officer, Salomon Brothers Asset
                                             Management Limited, Smith
                                             Barney Global Capital
                                             Management Inc., Salomon
                                             Brothers Asset Management Asia
                                             Pacific Limited (from 1997 to
                                             1999)

Robert I. Frenkel        Chief Legal  Since  Managing Director and General       N/A           N/A
CAM                      Officer      2003   Counsel, Global Mutual Funds for
300 First Stamford Place                     CAM and its predecessor (since
Stamford, CT 06902                           1994)
Age: 48

--------
* Each Trustee and Officer serves until his or her successor has been duly elected and qualified.

   For the calendar year ended December 31, 2001, the trustees of the Trust beneficially owned equity securities of any Portfolio of the Trust and of all funds in the Smith Barney family of investment companies for which they served as a trustee or director within the dollar ranges presented in the table below:

                      Dollar Range
                      of Equity      Aggregate Dollar Range of Equity
                      Securities in  Securities in all Registered Investment
                      the Portfolios Companies overseen by Trustee
   Name of Trustee    of the Trust   in Family of Investment Companies
   ---------------    -------------- ---------------------------------------
   H. John Ellis..... Over $100,000  Over $100,000
   Armon E. Kamesar.. None           None
   Stephen E. Kaufman None           None
   John J. Murphy.... None           None
   R. Jay Gerken..... None           None

   As of December 31, 2001, none of the trustees who are not "interested persons" of the Trust, as that term is defined in the 1940 Act ("Independent Trustees"), or his or her immediate family members, owned beneficially, or of record, any securities in the Manager or principal underwriter of the Trust, or in a person (other than a registered investment company) directly or indirectly controlling, controlled by, or under common control with the Manager, investment advisers or principal underwriter of the Trust.

   The Trust has an Audit Committee and a Nominating Committee. The members of the Audit Committee and the Nominating Committee consist of all the Independent Trustees of the Trust, namely Messrs. Ellis, Kamesar, Kaufman and Murphy.

   In accordance with its written charter adopted by the Board of Trustees, the Audit Committee assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting, auditing and financial reporting practices of the Trust. The Audit Committee is responsible for the appointment, compensation, retention and oversight of the Trust's independent auditors, including review of the scope of the Trust's audit and is also responsible for pre-approval of audit and permissible non-audit services rendered by the Trust's auditors to certain parties. During the Trust's most recent fiscal year, the Audit Committee met two times.

   The Nominating Committee is charged with the duty of making all nominations for Independent Trustees to the Board of Trustees. The Nominating Committee will consider nominees recommended by the Portfolio's shareholders if a vacancy occurs. Shareholders who wish to recommend a nominee should send nominations to the Trust's Secretary. The Nominating Committee met one time during the Trust's most recent fiscal year.

   As of December 6, 2002, the Trustees and officers as a group owned, of record, less than 1% of the outstanding common stock of the Trust. As of December 6, 2002, the following shareholders owned of record or beneficially 5% or more of shares of a Portfolio of the Trust:

    Balanced Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 1,245,895.502 shares (58.2304%)

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 663,999.147 shares (31.0338%)

    Government Money Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 44,711,307.833 shares (33.9339%)

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 8,788,496.950 shares (6.6700%)

    Intermediate Fixed Income Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 5,117,332.722 shares (13.2484%)

    International Equity Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 8,421,596.989 shares (11.2490%)

    Large Capitalization Growth Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 8,788,496.950 shares (6.6700%)

    Large Capitalization Value Equity Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 16,905,280.684 shares (12.4514%)

    Long-Term Bond Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 972,780.232 shares (26.7904%)

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 233,169.688 shares (6.4215%)

    Multi-Sector Fixed Income Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 3,237,394.919 shares (75.6446%)

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company/Citistreet
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 735,024.364 shares (17.1745%)

    Small Capitalization Growth Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 8,870,928.221 shares (19.4546%)

    Small Capitalization Value Equity Investments

    Smith Barney Corporate Trust Company
    c/o SEI Private Trust Company
    1 Freedom Valley Drive
    Oaks, PA 19456
    Owned 2,136,506.379 shares (5.2656%)

   Remuneration. No director, officer or employee of CGM, SBFM or any of their affiliates will receive any compensation from the Trust for serving as an officer or Trustee of the Trust. The Trust pays each Trustee who is not a director, officer or employee of CGM, the Manager, any advisor of the Portfolios, SBFM or any of their affiliates a fee of $32,000 per annum plus $1,000 per meeting attended. The Trust reimburses the Trustees for travel and out-of-pocket expenses to attend meetings of the Board. For the calendar year ended December 31, 2001, such fees and expenses totaled $29,155.

   For the fiscal year ended August 31, 2002, the Trustees of the Trust were paid the following compensation:

                                                                       Total
                                        Pension or         Total     Number of
                                    Retirement Benefits Compensation Portfolios
                       Aggregate    Accrued as Expense   From Fund   Served in
 Name               Compensation***      of Trust         Complex*    Complex
 ----               --------------- ------------------- ------------ ----------
 R. Jay Gerken**...        None            None               None      226
 H. John Ellis.....     $16,567            None           $ 52,132       34
 Armon E. Kamesar..     $21,409            None           $ 51,932       34
 Stephen E. Kaufman     $21,721            None           $115,000       62
 John J. Murphy....     $10,629            None               None       34

--------
*   For calendar year ended December 31, 2001.
**  Designates "interested person" of the Trust.
*** The total aggregate compensation for the fiscal year ended August 31, 2002, for Trustees Emeritus was $16,661.

   At the end of the year in which they attain age 80, fund directors are required to change to emeritus status. Directors Emeritus are entitled to serve in emeritus status for a maximum of 10 years, during which time they are paid 50% of the annual retainer fee and meeting fees otherwise applicable to fund directors, together with reasonable out-of-pocket expenses for each meeting attended. Directors Emeritus may attend meetings but have no voting rights. During the last fiscal year, aggregate compensation paid to Trustees Emeritus was $16,661. Messrs. Gerken and Murphy became Trustees on March 6, 2002.

          INVESTMENT OBJECTIVES, MANAGEMENT POLICIES AND RISK FACTORS

   Each of the Portfolios is a diversified, open-end management investment company, except International Fixed Income Investments, which is a non-diversified Portfolio. The Prospectus discusses the investment objectives of the Portfolios, separate series of the Trust, and the policies to be employed to achieve those objectives. Supplemental information is set out below concerning the types of securities and other instruments in which the Portfolios may invest, the investment policies and strategies that the Portfolios may utilize and certain risks attendant to those investments, policies and strategies. The Portfolios may rely upon the independent advice of their respective investment advisers (separately a "Subadviser", collectively, the "Subadvisers") to evaluate potential investments.

   Equity Securities. The equity oriented Portfolios may invest in all types of equity securities and High Yield Investments may invest up to 10% of its assets in equity securities. Common stock is an interest in a company, limited liability company, or similar entity that entitles the holder to a share in the profits of the company, in the form of dividends, and the proceeds from a sale or liquidation of the company. The interests of common shareholders are the most junior in a corporate structure. This means that in the event of the bankruptcy of the company its creditors and any holders of a preferred class of equity securities are paid before the common stockholders are entitled to receive anything. However, any assets of the company in excess of the amount owed to creditors or preferred stockholders are shared pro-rata among the common stockholders. Common stockholders normally have voting control of the company and are entitled to vote on the election of directors and certain fundamental corporate actions.

   Preferred stocks are equity securities, but they have many characteristics of fixed income securities. Their similarities to fixed income securities generally cause preferred stocks to trade more like debt instruments than common stocks. Thus, the value of preferred stocks reflects the credit risk of the company and the dividend yield on the preferred stocks compared to prevailing interest rates. Preferred stocks are entitled to receive dividends before any dividend is paid to the holders of common stock. The dividend may be at a fixed or variable dividend payment rate, may be payable on fixed dates or at times determined by the company and may be payable in cash, additional shares of preferred stock or other securities. Many preferred stocks are redeemable at the option of the company after a certain date. Holders of preferred stock are also entitled to receive a payment upon the sale or liquidation of a company before any payment is made to the company's common stockholders. However, preferred stock is an equity security and, therefore, is junior in priority of payment to the company's creditors in the event of a bankruptcy, including holders of the company's debt securities. This junior ranking to creditors makes preferred stock riskier than fixed income securities.

   Convertible securities are preferred stocks or fixed income securities that are convertible at the option of the holder, or in some circumstances at the option of the issuing company, at a stated exchange rate or formula into the company's common stock or other equity securities. At the time a company sells the convertible securities, the conversion price is normally higher than the market price of the common stock. A holder of convertible securities will generally receive interest or dividends at a rate lower than comparable debt securities, but the holder has the potential for additional gain if the market value of the common stock exceeds the conversion price. When the market price of the common stock is below the conversion price, convertible securities tend to trade like fixed income securities. If the market price of the common stock is higher than the conversion price, convertible securities tend to trade like the common stock. Convertible securities rank senior to common stocks in an issuer's capital structure and consequently may be of higher quality and entail less risk than the issuer's common stock.

   Warrants and stock purchase rights are securities permitting, but not obligating, their holder to purchase other securities, normally the issuer's common stock. Stock purchase rights are frequently issued as a dividend to a company's stockholders and represent the right to purchase a fixed number of shares at a fixed or formula price. The price may reflect a discount to the market price. Warrants are generally sold by a company or issuer together with fixed income securities and represent the right to a fixed number of shares of common stock or other securities at a fixed or formula price. The exercise price is normally higher than the market price at the time the company sells the warrant.

   Warrants and stock purchase rights do not carry with them the right to receive dividends on or to vote the securities that they entitle their holders to purchase. They also do not entitle the holder to share in the assets of the company in a liquidation. The rights to purchase common stock or other securities conferred by a warrant or stock purchase right can only be exercised on specific dates or for a specific period. Trading in these instruments is affected both by the relationship of the exercise price to the current market price of the common stock or other securities and also by the period remaining until the right or warrant expires. An investment in warrants and stock purchase rights may be considered more speculative than other types of equity investments. A warrant or stock purchase right expires worthless if it is not exercised on or prior to its expiration date.

   Real Estate Investment Trusts ("REITs"). Each Portfolio may invest in REITs. REITs are pooled investment vehicles which invest primarily in income producing real estate or real estate related loans or interests. REITs are generally classified as equity REITs, mortgage REITs or a combination of equity and mortgage REITs. Equity REITs invest the majority of their assets directly in real property and derive income primarily from the collection of rents. Equity REITs can also realize capital gains by selling properties that have appreciated in value. Mortgage REITs invest the majority of their assets in real estate mortgages and derive income from the collection of interest payments. REITs are not taxed on income distributed to shareholders provided they comply with the applicable requirements of the Internal Revenue Code of 1986, as amended (the "Code"). Debt securities issued by REITs, for the most part, are general and unsecured obligations and are subject to risks associated with REITs.

   Investing in REITs involves certain unique risks in addition to those risks associated with investing in the real estate industry in general. An equity REIT may be affected by changes in the value of the underlying properties owned by the REIT. A mortgage REIT may be affected by changes in interest rates and the ability of the issuers of its portfolio mortgages to repay their obligations. REITs are dependent upon the skills of their managers and are not diversified. REITs are generally dependent upon maintaining cash flows to repay borrowings and to make distributions to shareholders and are subject to the risk of default by lessees or borrowers. REITs whose underlying assets are concentrated in properties used by a particular industry, such as health care, are also subject to industry related risks.

   REITs (especially mortgage REITs) are also subject to interest rate risks. When interest rates decline, the value of a REIT's investment in fixed rate obligations can be expected to rise. Conversely, when interest rates rise, the value of a REIT's investment in fixed rate obligations can be expected to decline. If the REIT invests in adjustable rate mortgage loans the interest rates on which are reset periodically, yields on a REIT's investments in such loans will gradually align themselves to reflect changes in market interest rates. This causes the value of such investments to fluctuate less dramatically in response to interest rate fluctuations than would investments in fixed rate obligations.

   REITs may have limited financial resources, may trade less frequently and in a limited volume and may be subject to more abrupt or erratic price movements than larger company securities. Historically, REITs have been more volatile in price than the larger capitalization stocks included in Standard & Poor's 500 Stock Index (the "S&P 500").

   Other Investment Companies. The Portfolios may invest in the securities of other investment companies to the extent such investments are consistent with the Portfolios' investment objectives and policies and permissible under the 1940 Act. Under the 1940 Act, a Portfolio may not acquire the securities of other domestic or foreign investment companies if, as a result, (i) more than 10% of the Portfolio's total assets would be invested in securities of other investment companies, (ii) such purchase would result in more than 3% of the total outstanding voting securities of any one investment company being held by the Portfolio, or (iii) more than 5% of the Portfolio's total assets would be invested in any one investment company. These limitations do not apply to the purchase of shares of any investment company in connection with a merger, consolidation, reorganization or acquisition of substantially all the assets of another investment company. A Portfolio will not invest in other investment companies for which the Subadvisers or any of their affiliates act as an investment adviser or distributor.

   Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may invest up to 10% of their assets in securities of other investment companies, including shares in a portfolio of securities that seeks to track the performance of an underlying equity index or a portion of an equity index ("Exchange Traded Funds").

   A Portfolio, as a holder of the securities of other investment companies, will bear its pro rata portion of the other investment companies' expenses, including advisory fees. These expenses are in addition to the direct expenses of the Portfolio's own operations.

   Short Sales. Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments and Emerging Markets Equity Investments may seek to hedge investments or realize additional gains through short sales. Short sales are transactions in which a Portfolio sells a security it does not own in anticipation of a decline in the market value of that security. To complete such a transaction, the Portfolio borrows the security to make delivery to the buyer. The Portfolio is obligated to replace the security borrowed by purchasing it at the market price at or prior to the time of replacement. The price at such time may be more or less than the price at which the security was sold by the Portfolio. Until the security is replaced, the Portfolio is required to repay the lender any dividends or interest that accrue during the period of the loan. To borrow the security, the Portfolio also may be required to pay a premium, which would increase the cost of the security sold. A portion of the net proceeds of the short sale may be retained by the broker (or by the Portfolio's custodian in a special custody account), to the extent necessary to collateralize the broker and to meet margin requirements, until the short position is closed out. A Portfolio will also incur transaction costs in effecting short sales.

   A Portfolio will incur a loss as a result of the short sale if the price of the security increases between the date of the short sale and the date on which the Portfolio replaces the borrowed security. A Portfolio will realize a gain if the security declines in price between those dates. The amount of any gain will be decreased, and the amount of any loss increased, by the amount of the premiums, dividends, interest or expenses the Portfolio may be required to pay in connection with a short sale. An increase in the value of a security sold short by a Portfolio over the price at which it was sold short will result in a loss to the Portfolio, and there can be no assurance that the Portfolio will be able to close out the position at any particular time or at an acceptable price. Thus the Portfolio's losses on short sales are potentially unlimited.

   Whenever a Portfolio engages in short sales, it maintains cash or liquid securities in an amount that, when combined with the amount of collateral deposited with the broker in connection with the short sale, equals the current market value of the security sold short. The assets so maintained are marked to market daily.

   Management currently intends to limit a Portfolio's short sales to shares issued by Exchange Traded Funds. Exchange Traded Funds hold portfolios of securities that seek to track the performance of a specific index or basket of stocks. Utilizing this strategy will allow the Subadviser to adjust a Portfolio's exposure in a particular sector, in a cost effective and convenient manner, without having to sell the Portfolio's holdings of individual stocks in that sector.

   Short Sales "Against the Box". Each Portfolio, except the Government Money Investments, may from time to time make short sales against the box. In a short sale, a Portfolio borrows from a broker or bank securities identical to those being sold and delivers the borrowed securities to the buying party. The Portfolio is said to have a short position in the securities sold until it replaces the borrowed securities, at which time it receives the proceeds of the sale. A short sale is "against the box" if the Portfolio owns or has the right to acquire at no added cost securities identical to those sold short.

   Investing in Small and Medium Capitalization Companies. Investing in the equity securities of small and medium capitalization companies involves additional risks compared to investing in large capitalization companies. Compared to large companies, these companies may have more limited product lines and capital resources; have less established markets for their products; have earnings that are more sensitive to changes in the economy, competition and technology; and be more dependent upon key members of management.

   The market value of the common stock of small and medium capitalization companies may be more volatile, particularly in response to company announcements or industry events, and have less active trading markets and be harder to sell at the time and prices that a Subadviser considers appropriate.

   Fixed Income Securities. The market value of the obligations held by the Portfolios can be expected to vary inversely to changes in prevailing interest rates. Investors also should recognize that, in periods of declining interest rates, the Portfolios' yield will tend to be somewhat higher than prevailing market rates and, in periods of rising interest rates, the Portfolios' yield will tend to be somewhat lower. Also, when interest rates are falling, the inflow of net new money to the Portfolios from the continuous sale of their shares will tend to be invested in instruments producing lower yields than the balance of their portfolios, thereby reducing the Portfolios' current yield. In periods of rising interest rates, the opposite can be expected to occur. In addition, securities in which the Portfolios may invest may not yield as high a level of current income as might be achieved by investing in securities with less liquidity, less creditworthiness or longer maturities.

   The Portfolios invest in U.S. Government securities, corporate bonds, debentures, non-convertible fixed income preferred stocks, mortgage related securities, asset-backed securities ("ABS"), Eurodollar certificates of deposit, Eurodollar bonds and Yankee bonds.

   Debt Securities Rating Criteria. Investment grade debt securities are those rated "BBB" or higher by Standard & Poor's Ratings Group ("S&P"), the equivalent rating of other nationally recognized statistical rating organizations ("NRSROs") or determined to be of equivalent credit quality by the Subadviser. Debt securities rated BBB are considered medium grade obligations. Adverse economic conditions or changing circumstances may weaken the issuer's ability to pay interest and repay principal.

   Below investment grade debt securities are those rated "BB" and below by S&P or the equivalent rating of other NRSROs. Below investment grade debt securities or comparable unrated securities are commonly referred to as "junk bonds" and are considered predominantly speculative and may be questionable as to capacity to make principal and interest payments. Changes in economic conditions are more likely to lead to a weakened capacity to make principal payments and interest payments. The amount of junk bond securities outstanding has proliferated as an increasing number of issuers have used junk bonds for corporate financing. An economic downturn could severely affect the ability of highly leveraged issuers to service their debt obligations or to repay their obligations upon maturity. Factors having an adverse impact on the market value of lower quality securities will have an adverse effect on a Portfolio's net asset value to the extent it invests in such securities. In addition, the Portfolios may incur additional expenses to the extent they are required to seek recovery upon a default in payment of principal or interest on their portfolio holdings.

   The secondary market for junk bond securities, which is concentrated in relatively few market makers, may not be as liquid as the secondary market for more highly rated securities, a factor which may have an adverse effect on a Portfolio's ability to dispose of a particular security when necessary to meet its liquidity needs. Under

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

adverse market or economic conditions, the secondary market for junk bond securities could contract further, independent of any specific adverse changes in the condition of a particular issuer. As a result, a Portfolio could find it more difficult to sell these securities or may be able to sell the securities only at prices lower than if such securities were widely traded. Prices realized upon the sale of such lower rated or unrated securities, under these circumstances, may be less than the prices used in calculating the Portfolio's net asset value.

   Since investors generally perceive that there are greater risks associated with lower quality debt securities of the type in which a Portfolio may invest a portion of its assets, the yields and prices of such securities may tend to fluctuate more than those for higher rated securities. In the lower quality segments of the debt securities market, changes in perceptions of issuers' creditworthiness tend to occur more frequently and in a more pronounced manner than do changes in higher quality segments of the debt securities market, resulting in greater yield and price volatility.

   Lower rated and comparable unrated debt securities tend to offer higher yields than higher rated securities with the same maturities because the historical financial condition of the issuers of such securities may not have been as strong as that of other issuers. However, lower rated securities generally involve greater risks of loss of income and principal than higher rated securities. The Subadvisers will attempt to reduce these risks through portfolio diversification and by analysis of each issuer and its ability to make timely payments of income and principal, as well as broad economic trends and corporate developments.

   The definitions of the ratings of debt obligations may be found in the Appendix following this Statement of Additional Information.

   Ratings as Investment Criteria. In general, the ratings of an NRSRO such as Moody's Investors Service, Inc. ("Moody's") and S&P represent the opinions of those agencies as to the quality of debt obligations that they rate. It should be emphasized, however, that these ratings are relative and subjective, are not absolute standards of quality and do not evaluate the market risk of securities. These ratings will be used by the Portfolios as initial criteria for the selection of portfolio securities, but the Portfolios also will rely upon the independent advice of their Subadvisers to evaluate potential investments. Among the factors that will be considered are the long term ability of the issuer to pay principal and interest and general economic trends.

   Subsequent to its purchase by a Portfolio, an issue of debt obligations may cease to be rated or its rating may be reduced below the minimum required for purchase by that Portfolio. Neither event will require the sale of the debt obligation by the Portfolio, but the Portfolio's Subadvisers will consider the event in their determination of whether the Portfolio should continue to hold the obligation. In addition, to the extent that the ratings change as a result of changes in rating organizations or their rating systems or owing to a corporate restructuring of an NRSRO, a Portfolio will attempt to use comparable ratings as standards for its investments in accordance with its investment objectives and policies.

   Municipal Obligations. Municipal Bond Investments invests in municipal obligations. These are obligations issued by or on behalf of states, territories and possessions of the United States and the District of Columbia and their political subdivisions, agencies and instrumentalities the interest on which, in the opinion of bond counsel to the issuer, is excluded from gross income for regular federal income tax purposes. Municipal obligations are issued to obtain funds for various public purposes, including the construction of public facilities such as airports, bridges, highways, housing, hospitals, mass transportation, schools, streets, water and sewer works and gas and electric utilities. They may also be issued to refund outstanding obligations, to obtain funds for general operating expenses, to obtain funds to loan to other public institutions and facilities or to obtain funds in anticipation of the receipt of revenue or the issuance of other obligations. Municipal obligations consist of municipal bonds, municipal notes and municipal commercial paper as well as variable or floating rate obligations and participation interests.

   Municipal obligations are subject to the provisions of bankruptcy, insolvency and other laws, such as the federal Bankruptcy Code, affecting the rights and remedies of creditors. In addition, Congress or state legislatures may enact laws extending the time for payment of principal or interest, or both, or imposing other constraints upon enforcement of such obligations or upon the ability of municipalities to levy taxes. There is also the possibility that, as a result of litigation or other conditions, the power or ability of any issuer to pay when due the principal of and interest on its obligations may be materially affected.

   The yields on municipal obligations are dependent on a variety of factors, including general market conditions, supply and demand, general conditions of the municipal market, size of a particular offering, the maturity of the obligation and the rating of the issue.

   For purposes of applying the Portfolio's diversification, concentration and other restrictions, the identification of the issuer of municipal obligations depends on the terms and conditions of the obligation. The "issuer" of municipal obligations is generally deemed to be the person expected to be the source of principal and interest payments on the obligations and may be:

  . the governmental agency, authority, instrumentality or other political subdivision that issued the security;

  . the non-governmental user of a revenue bond-financed facility, the assets and revenues of which will be used to meet the payment obligations on the municipal security; or

  .  the guarantor of payment obligations on the municipal obligations.

   Municipal bonds, which generally have maturities of more than one year when issued, are designed to meet longer-term capital needs. Municipal bonds have two principal classifications: general obligation bonds and revenue bonds. General obligation bonds are backed by the issuer's pledge of its full faith and credit based on its ability to levy taxes for the payment of principal and interest. These levies may be constitutionally or statutorily limited as to rate or amount. Revenue bonds are not backed by an issuer's taxing authority but are payable only from the revenue derived from a particular facility or class of facilities. The issuer may repay these bonds from the proceeds of a special excise tax or other specific revenue source, but not the issuer's general taxing power.

   Private activity bonds include certain types of industrial development bonds issued by public authorities to finance various privately-operated facilities for business and manufacturing, housing, sports, convention or trade show facilities, airport, mass transit, port and parking facilities, air or water pollution control facilities, and certain facilities for water supply, gas, electricity or sewage or solid waste disposal. Private activity bonds are, in most cases, revenue bonds and are generally secured by the revenues derived from payments by the private user. The payment of the principal and interest on private activity bonds is dependent solely on the ability of the user of the facilities financed by the bonds to meet its financial obligations and the pledge, if any, of real and personal property so financed as security for such payment.

   Private activity bonds that are issued by or on behalf of public authorities to finance privately operated facilities are considered to be municipal obligations if the interest paid on them qualifies as excluded from gross income (but not necessarily from alternative minimum taxable income) for federal income tax purposes in the opinion of bond counsel to the issuer. Dividends derived from interest income on municipal obligations are a "current earnings" adjustment for purposes of the federal corporate alternative minimum tax.

   Interest income on certain types of private activity bonds issued after August 7, 1986 to finance non-governmental activities is a specific tax preference item for purposes of the federal individual and corporate alternative minimum taxes. Individual and corporate shareholders may be subject to a federal alternative minimum tax to the extent that a Portfolio's dividends are derived from interest on those bonds.

   Municipal notes are short-term obligations of issuing municipalities or agencies, generally having maturities of less than three years, such as tax anticipation notes, revenue anticipation notes and bond anticipation notes. These instruments are sold in anticipation of the collection of taxes, receipt of other revenues or a bond sale. State and local governments or governmental entities issue these notes to provide short-term capital or to meet cash flow needs.

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   Mortgage Backed Securities.   Mortgage Backed Investments, Intermediate
Fixed Income Investments, Long-Term Bond Investments, Balanced Investments and Multi-Sector Fixed Income Investments may invest in mortgage related securities. The average maturity of pass-through pools of mortgage backed securities varies with the maturities of the underlying mortgage instruments. In addition, a pool's stated maturity may be shortened by unscheduled payments on the underlying mortgages. Factors affecting mortgage prepayments include the level of interest rates, general economic and social conditions, the location of the mortgaged property and age of the mortgage. Because prepayment rates of individual pools vary widely, it is not possible to accurately predict the average life of a particular pool. Common practice is to assume that prepayments will result in an average life ranging from two to ten years for pools of fixed rate 30-year mortgages. Pools of mortgages with other maturities of different characteristics will have varying average life assumptions.

   Mortgage backed securities may be classified as private, governmental or government related, depending on the issuer or guarantor. Private mortgage backed securities represent pass-through pools consisting principally of conventional residential mortgage loans created by non-governmental issuers, such as commercial banks, savings and loan associations and private mortgage insurance companies. Governmental mortgage backed securities are backed by the full faith and credit of the United States. Government National Mortgage Association ("GNMA"), the principal U.S. guarantor of such securities, is a wholly owned U.S. Governmental Corporation within the Department of Housing and Urban Development. Government related mortgage backed securities are not backed by the full faith and credit of the United States. Issuers of these securities include the Federal National Mortgage Association ("FNMA") and Federal Home Loan Mortgage Corporation ("FHLMC"). FNMA is a government sponsored corporation owned entirely by private stockholders that is subject to general regulation by the Secretary of Housing and Urban Development. Pass-through securities issued by FNMA are guaranteed as to timely payment of principal and interest by FNMA. FHLMC is a corporate instrumentality of the United States, the stock of which is owned by the Federal Home Loan Banks. Participation certificates representing interests in mortgages from FHLMC's national portfolio are guaranteed as to the timely payment of interest and ultimate collection of principal by FHLMC.

   The Trust expects that private and governmental entities may create mortgage loan pools offering pass-through investments in addition to those described above. The mortgages underlying these securities may be alternative mortgage instruments; that is, mortgage instruments whose principal or interest payments may vary or whose terms to maturity may be shorter than previously customary. As new types of mortgage backed securities are developed and offered to investors, the Trust, consistent with the Portfolios' investment objectives and policies, will consider making investments in those new types of securities on behalf of the Portfolios. A Portfolio will not invest more than 25% of its assets in privately issued mortgage related securities.

   Mortgage Backed Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Multi-Sector Fixed Income Investments and Balanced Investments may invest in government stripped mortgage related securities, collateralized mortgage obligations ("CMOs") collateralized by mortgage loans or mortgage pass-through certificates and zero coupon securities, which, because of changes in interest rates, may be more speculative and subject to greater fluctuations in value than securities that currently pay interest. CMOs are obligations fully collateralized by a portfolio of mortgages or mortgage related securities. Payments of principal and interest on the mortgages are passed through to the holders of the CMOs on the same schedule as they are received, although certain classes of CMOs have priority over others with respect to the receipt of prepayments on the mortgages. Therefore, depending on the type of CMOs in which a Portfolio invests, the investment may be subject to a greater or lesser risk of prepayment than other types of mortgage related securities.

   The Portfolios also may invest in pass-through securities backed by adjustable rate mortgages that have been introduced by GNMA, FNMA and FHLMC. These securities bear interest at a rate that is adjusted monthly, quarterly or annually. The prepayment experience of the mortgages underlying these securities may vary from that for fixed rate mortgages. The Portfolios will only purchase mortgage related securities issued by persons that are governmental agencies or instrumentalities or fall outside, or are excluded from, the definition of investment company under the 1940 Act.

   Asset-Backed Securities ("ABS"). Intermediate Fixed Income Investments, Long-Term Bond Investments and Balanced Investments may each invest up to 5% of their assets and Multi-Sector Fixed Income Investments may invest up to 10% of its assets in ABS. ABS may enhance a Portfolio's performance; however, their use involves certain risks that may not be found in other mutual fund investments. The Portfolios will only invest in ABS that have received a AAA rating from both Moody's and S&P or an equivalent rating from another nationally recognized statistical rating organization.

   Mortgage Dollar Roll Transactions. In order to enhance current income, Mortgage Backed Investments, Balanced Investments and Multi-Sector Fixed Income Investments may enter into mortgage dollar rolls with respect to mortgage related securities issued by GNMA, FNMA and FHLMC. In a mortgage dollar roll transaction, a Portfolio sells a mortgage related security to a financial institution, such as a bank or a broker-dealer, and simultaneously agrees to repurchase a similar security from the institution at a later date at an agreed upon price. The mortgage related securities that are repurchased will bear the same interest rate as those sold, but generally will be collateralized by different pools of mortgages with different prepayment histories than those sold. During the period between the sale and repurchase, a Portfolio will not be entitled to receive interest and principal payments on the securities sold. Proceeds of the sale will be invested in short-term instruments, particularly repurchase agreements, and the income from these investments, together with any additional fee income received on the sale, is intended to generate income for a Portfolio exceeding the yield on the securities sold. Mortgage dollar roll transactions involve the risk that the market value of the securities sold by a Portfolio may decline below the repurchase price of those securities. At the time a Portfolio enters into a mortgage dollar roll transaction, it will place in a segregated custodial account liquid securities having a value equal to the repurchase price (including accrued interest) and will subsequently monitor the account to insure that the equivalent value is maintained. Mortgage dollar roll transactions are considered to be borrowings by a Portfolio.

   High Yield Securities. High Yield Investments and Multi-Sector Fixed Income Investments may invest in medium or lower rated securities and unrated securities of comparable quality, sometimes referred to as "junk bonds." Generally, such securities offer a higher current yield than is offered by higher rated securities, but also (i) will likely have some quality and protective characteristics that, in the judgment of the rating organizations, are outweighed by large uncertainties or major risk exposures to adverse conditions and (ii) are predominantly speculative with respect to the issuer's capacity to pay interest and repay principal in accordance with the terms of the obligations.

   The market values of certain of these securities also tend to be more sensitive to individual corporate developments and changes in economic conditions than higher quality bonds. In addition, medium and lower rated securities and comparable unrated securities generally present a higher degree of credit risk. The risk of loss because of default by these issuers is significantly greater because medium and lower rated securities generally are unsecured and frequently subordinated to the prior payment of senior indebtedness. In light of these risks, the Board of Trustees has instructed the Subadvisers, in evaluating the creditworthiness of an issue, whether rated or unrated, to take various factors into consideration, which may include, as applicable, the issuer's financial resources, its sensitivity to economic conditions and trends, the operating history of and the community support for the facility financed by the issue, and the ability of the issuer's management and regulatory matters.

   In addition, the market value of securities in lower rated categories is more volatile than that of higher quality securities, and the markets in which medium and lower rated securities are traded are more limited than those in which higher rated securities are traded. The existence of limited markets may make it more difficult for the Portfolio to obtain accurate market quotations for purposes of valuing its securities and calculating its net asset value. Moreover, the lack of a liquid trading market may restrict the availability of securities for the Portfolio to purchase and may also have the effect of limiting the ability of the Portfolio to sell securities at their fair value either to meet redemption requests or to respond to changes in the economy or the financial markets.

   Lower rated debt obligations also present risks based on payment expectations. If an issuer calls the obligation for redemption, the Portfolio may have to replace the security with a lower yielding security, resulting in a decreased return for investors. Also, the principal value of bonds moves inversely with movements in interest rates; in the event of rising interest rates, the value of the securities held by the Portfolio may decline more than a portfolio consisting of higher rated securities. If the Portfolio experiences unexpected net redemptions, it may be forced to sell its higher rated bonds, resulting in a decline in the overall credit quality of the securities held by the Portfolio and increasing the exposure of the Portfolio to the risks of lower rated securities. Investments in zero coupon bonds may be more speculative and subject to greater fluctuations in value because of changes in interest rates than bonds that pay interest currently.

   Subsequent to its purchase by the Portfolio, an issue of securities may cease to be rated or its rating may be reduced below the minimum required for purchase by the Portfolio. Neither event will require sale of these securities by the Portfolio, but the Subadviser will consider the event in determining whether the Portfolio should continue to hold the security.

   Non-Publicly Traded Securities. Each Portfolio may invest in non-publicly traded securities, which may be less liquid than publicly traded securities. Although these securities may be resold in privately negotiated transactions, the prices realized from these sales could be less than those originally paid by a Portfolio. In addition, companies whose securities are not publicly traded are not subject to the disclosure and other investor protection requirements that may be applicable if their securities were publicly traded.

   Supranational Entities. International Fixed Income Investments, subject to the diversification requirements of the Code, may invest up to 25% of its total assets in debt securities issued by supranational organizations such as the International Bank for Reconstruction and Development (commonly referred to as the World Bank), which was chartered to finance development projects in developing member countries; the European Coal and Steel Community, which is an economic union of various European nations' steel and coal industries; and the Asian Development Bank, which is an international development bank established to lend funds, promote investment and provide technical assistance to member nations in the Asian and Pacific regions. As supranational entities do not possess taxing authority, they are dependent upon their members' continued support in order to meet interest and principal payments.

   ADRs, EDRs and GDRs. The Portfolios may also purchase American Depository Receipts ("ADRs"), European Depository Receipts ("EDRs") and Global Depository Receipts ("GDRs") or other securities representing underlying shares of foreign companies. ADRs are publicly traded on exchanges or over-the-counter in the United States and are issued through "sponsored" or "unsponsored" arrangements. In a sponsored ADR arrangement, the foreign issuer assumes the obligation to pay some or all of the depository's transaction fees, whereas under an unsponsored arrangement, the foreign issuer assumes no obligation and the depository's transaction fees are paid by the ADR holders. In addition, less information is available in the United States about an unsponsored ADR than about a sponsored ADR, and the financial information about a company may not be as reliable for an unsponsored ADR as it is for a sponsored ADR. A Portfolio may invest in ADRs through both sponsored and unsponsored arrangements.

   Eurodollar Instruments and Yankee Bonds. Intermediate Fixed Income Investments, Long-Term Bond Investments and Multi-Sector Fixed Income Investments may invest in Eurodollar certificates of deposit ("ECDs"), Eurodollar bonds and Yankee bonds. Eurodollar instruments are bonds of corporate and government issuers that pay interest and principal in U.S. dollars but are issued in markets outside the United States, primarily in Europe. Yankee bonds are bonds of foreign governments and their agencies and foreign banks and corporations that pay interest in U.S. dollars and are typically issued in the U.S. ECDs are U.S. dollar-denominated certificates of deposit issued by foreign branches of domestic banks. Long-Term Bond Investments may invest up to 15% of its assets in Yankee bonds.

   Foreign Securities. The Portfolios may invest in the securities of non-U.S. issuers.

   Risks of Non-U.S. Investments. To the extent a Portfolio invests in the securities of non-U.S. issuers, those investments involve considerations and risks not typically associated with investing in the securities of issuers in the U.S. These risks are heightened with respect to investments in countries with emerging markets and economies. The risks of investing in securities of non-U.S. issuers or issuers with significant exposure to non-U.S. markets may be related, among other things, to (i) differences in size, liquidity and volatility of, and the degree and manner of regulation of, the securities markets of certain non-U.S. markets compared to the securities markets in the U.S.; (ii) economic, political and social factors; and (iii) foreign exchange matters, such as restrictions on the repatriation of capital, fluctuations in exchange rates between the U.S. dollar and the currencies in which a Portfolio's portfolio securities are quoted or denominated, exchange control regulations and costs associated with currency exchange. The political and economic structures in certain non-U.S. countries, particularly emerging markets, are expected to undergo significant evolution and rapid development, and such countries may lack the social, political and economic stability characteristic of more developed countries. Unanticipated political or social developments may affect the values of a Portfolio's investments in such countries. The economies and securities and currency markets of many emerging markets have experienced significant disruption and declines. There can be no assurances that these economic and market disruptions will not continue.

   Foreign Securities Markets and Regulations. There may be less publicly available information about non-U.S. markets and issuers than is available with respect to U.S. securities and issuers. Non-U.S. companies generally are not subject to accounting, auditing and financial reporting standards, practices and requirements comparable to those applicable to U.S. companies. The trading markets for most non-U.S. securities are generally less liquid and subject to greater price volatility than the markets for comparable securities in the U.S. The markets for securities in certain emerging markets are in the earliest stages of their development. Even the markets for relatively widely traded securities in certain non-U.S. markets, including emerging countries, may not be able to absorb, without price disruptions, a significant increase in trading volume or trades of a size customarily undertaken by institutional investors in the U.S. Additionally, market making and arbitrage activities are generally less extensive in such markets, which may contribute to increased volatility and reduced liquidity. The less liquid a market, the more difficult it may be for a Portfolio to accurately price its portfolio securities or to dispose of such securities at the times determined by the Subadviser to be appropriate. The risks associated with reduced liquidity may be particularly acute in situations in which a Portfolio's operations require cash, such as in order to meet redemptions and to pay its expenses.

   Economic, Political and Social Factors. Certain non-U.S. countries, including emerging markets, may be subject to a greater degree of economic, political and social instability than is the case in the U.S. and Western European countries. Such instability may result from, among other things: (i) authoritarian governments or military involvement in political and economic decision making; (ii) popular unrest associated with demands for improved economic, political and social conditions; (iii) internal insurgencies; (iv) hostile relations with neighboring countries; and (v) ethnic, religious and racial disaffection and conflict. Such economic, political and social instability could significantly disrupt the financial markets in such countries and the ability of the issuers in such countries to repay their obligations. Investing in emerging countries also involves the risk of expropriation, nationalization, confiscation of assets and property or the imposition of restrictions on foreign investments and on repatriation of capital invested. In the event of such expropriation, nationalization or other confiscation in any emerging country, a Portfolio could lose its entire investment in that country.

   Certain emerging market countries restrict or control foreign investment in their securities markets to varying degrees. These restrictions may limit a Portfolio's investment in those markets and may increase the expenses of the Portfolio. In addition, the repatriation of both investment income and capital from certain markets in the region is subject to restrictions such as the need for certain governmental consents. Even where there is no outright restriction on repatriation of capital, the mechanics of repatriation may affect certain aspects of a Portfolio's operation.

   Economies in individual non-U.S. countries may differ favorably or unfavorably from the U.S. economy in such respects as growth of gross domestic product, rates of inflation, currency valuation, capital reinvestment, resource self-sufficiency and balance of payments positions. Many non-U.S. countries have experienced substantial, and in some cases extremely high, rates of inflation for many years. Inflation and rapid fluctuations in inflation rates have had, and may continue to have, very negative effects on the economies and securities markets of certain emerging countries.

   Economies in emerging countries generally are dependent heavily upon international trade and, accordingly, have been and may continue to be affected adversely by trade barriers, exchange controls, managed adjustments in relative currency values and other protectionist measures imposed or negotiated by the countries with which they trade. These economies also have been, and may continue to be, affected adversely by economic conditions in the countries with which they trade.

   Currency Risks. The value of the securities quoted or denominated in international currencies may be adversely affected by fluctuations in the relative currency exchange rates and by exchange control regulations. A Portfolio's investment performance may be negatively affected by a devaluation of a currency in which the Portfolio's investments are quoted or denominated. Further, a Portfolio's investment performance may be significantly affected, either positively or negatively, by currency exchange rates because the U.S. dollar value of securities quoted or denominated in another currency will increase or decrease in response to changes in the value of such currency in relation to the U.S. dollar.

   Custodian Services and Related Investment Costs. Custodian services and other costs relating to investment in international securities markets generally are more expensive than in the U.S. Such markets have settlement and clearance procedures that differ from those in the U.S. In certain markets there have been times when settlements have been unable to keep pace with the volume of securities transactions, making it difficult to conduct such transactions. The inability of a Portfolio to make intended securities purchases because of settlement problems could cause the Portfolio to miss attractive investment opportunities. Inability to dispose of a portfolio security caused by settlement problems could result either in losses to the Portfolio because of a subsequent decline in value of the portfolio security or could result in possible liability to the Portfolio. In addition, security settlement and clearance procedures in some emerging countries may not fully protect a Portfolio against loss or theft of its assets.

   Withholding and Other Taxes. The Portfolios may be subject to taxes, including withholding taxes imposed by certain non-U.S. countries on income (possibly including, in some cases, capital gains) earned with respect to a Portfolio's investments in such countries. These taxes will reduce the return achieved by a Portfolio. Treaties between the U.S. and such countries may reduce the otherwise applicable tax rates.

   Currency Exchange Rates. A Portfolio's share value may change significantly when the currencies, other than the U.S. dollar, in which that Portfolio's investments are quoted or denominated, strengthen or weaken against the U.S. dollar. Currency exchange rates generally are determined by the forces of supply and demand in the foreign exchange markets and the relative merits of investments in different countries as seen from an international perspective. Currency exchange rates can also be affected unpredictably by intervention by U.S. or foreign governments or central banks or by currency controls or political developments in the United States or abroad.

   Forward Currency Contracts. The Portfolios may invest in securities quoted or denominated in foreign currencies, may hold currencies to meet settlement requirements for foreign securities and may engage in currency exchange transactions in order to protect against uncertainty in the level of future exchange rates between a particular foreign currency and the U.S. dollar or between foreign currencies in which a Portfolio's securities are or may be quoted or denominated. Forward currency contracts are agreements to exchange one currency for another, for example, to exchange a certain amount of U.S. dollars for a certain amount of French francs at a future date. The date (which may be any agreed upon fixed number of days in the future), the amount of currency to be exchanged and the price at which the exchange will take place will be negotiated with a currency trader and fixed for the term of the contract at the time a Portfolio enters into the contract. To assure that a Portfolio's forward currency contracts are not used to achieve investment leverage, the Portfolio will segregate cash or high grade securities with its custodian in an amount at all times equal to or exceeding the Portfolio's commitment with respect to these contracts.

   Forward currency contracts (i) are traded in an interbank market conducted directly between currency traders (typically commercial banks or other financial institutions) and their customers, (ii) generally have no deposit requirements, and (iii) are typically consummated without payment of any commissions. The Portfolios, however, may enter into forward currency contracts containing either or both deposit requirements and commissions.

   At or before the maturity of a forward currency contract, a Portfolio may either sell a portfolio security and make delivery of the currency, or retain the security and offset its contractual obligation to deliver the currency by purchasing a second contract pursuant to which the Portfolio will obtain, on the same maturity date, the same amount of the currency that it is obligated to deliver. If the Portfolio retains the portfolio security and engages in an offsetting transaction, the Portfolio, at the time of execution of the offsetting transaction, will incur a gain or a loss to the extent movement has occurred in forward currency contract prices. Should forward prices decline during the period between the Portfolio's entering into a forward currency contract for the sale of a currency and the date it enters into an offsetting contract for the purchase of the currency, the Portfolio will realize a gain to the extent the price of the currency it has agreed to sell exceeds the price of the currency it has agreed to purchase. Should forward prices increase, the Portfolio will suffer a loss to the extent the price of the currency it has agreed to purchase exceeds the price of the currency it has agreed to sell.

   In hedging specific portfolio positions, a Portfolio may enter into a forward contract with respect to either the currency in which the positions are denominated or another currency deemed appropriate by the Portfolio's Subadviser. The amount the Portfolio may invest in forward currency contracts is limited to the amount of the Portfolio's aggregate investments in foreign currencies. Risks associated with entering into forward currency contracts include the possibility that the market for forward currency contracts may be limited with respect to certain currencies and, upon a contract's maturity, the inability of a Portfolio to negotiate with the dealer to enter into an offsetting transaction. Forward currency contracts may be closed out only by the parties entering into an offsetting contract. In addition, the correlation between movements in the prices of those contracts and movements in the price of the currency hedged or used for cover will not be perfect. There is no assurance an active forward currency contract market will always exist. These factors will restrict a Portfolio's ability to hedge against the risk of devaluation of currencies in which the Portfolio holds a substantial quantity of securities and are unrelated to the qualitative rating that may be assigned to any particular security. In addition, although forward currency contracts limit the risk of loss owing to a decline in the value of the hedged currency, at the same time they limit any potential gain that might result should the value of the currency increase. If a devaluation is generally anticipated, a Portfolio may not be able to contract to sell currency at a price above the devaluation level it anticipates. The successful use of forward currency contracts as a hedging technique draws upon special skills and experience with respect to these instruments and usually depends on the ability of the Portfolio's Subadviser to forecast interest rate and currency exchange rate movements correctly. Should interest or exchange rates move in an unexpected manner, the Portfolio may not achieve the anticipated benefits of forward currency contracts or may realize losses and thus be in a worse position than if those strategies had not been used. Many forward currency contracts are subject to no daily price fluctuation limits so adverse market movements could continue with respect to those contracts to an unlimited extent over a period of time.

   Options on Securities and Securities Indices. Each Portfolio, except Government Money Investments, may purchase put and call options on any security in which it may invest or options on any securities index based on securities in which it may invest. A Portfolio would also be able to enter into closing sale transactions in order to realize gains or minimize losses on options it has purchased.

   Writing Covered Call and Put Options on Securities and Securities
Indices.  Each Portfolio, except Government Money Investments, may also write
(sell) covered call and put options on any securities and on any

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

securities index composed of securities in which it may invest. Options on securities indices are similar to options on securities, except that the exercise of securities index options requires cash payments and does not involve the actual purchase or sale of securities. In addition, securities index options are designed to reflect price fluctuations in a group of securities or segments of the securities market rather than price fluctuations in a single security.

   A Portfolio may cover call options on a securities index by owning securities whose price changes are expected to be similar to those of the underlying index, or by having an absolute and immediate right to acquire such securities without additional cash consideration (or for additional consideration if cash in such amount is segregated) upon conversion or exchange of other securities in its portfolio. A Portfolio may cover call and put options on a securities index by segregating assets with a value equal to the exercise price.

   Purchasing Call and Put Options. The Portfolios, except Government Money Investments, will normally purchase call options in anticipation of an increase in the market value of securities of the type in which they may invest. The purchase of a call option will entitle a Portfolio, in return for the premium paid, to purchase specified securities at a specified price during the option period. A Portfolio will ordinarily realize a gain if, during the option period, the value of such securities exceeded the sum of the exercise price, the premium paid and transaction costs; otherwise, the Portfolio will realize either no gain or a loss on the purchase of the call option.

   A Portfolio will normally purchase put options in anticipation of a decline in the market value of securities in its portfolio ("protective puts") or in securities in which it may invest. The purchase of a put option will entitle the Portfolio, in exchange for the premium paid, to sell specified securities at a specified price during the option period. The purchase of protective puts is designed to offset or hedge against a decline in the market value of the Portfolio's securities. Put options may also be purchased by a Portfolio for the purpose of affirmatively benefiting from a decline in the price of securities which it does not own. The Portfolio will ordinarily realize a gain if, during the option period, the value of the underlying securities decreased below the exercise price sufficiently to more than cover the premium and transaction costs; otherwise the Portfolio will realize either no gain or a loss on the purchase of the put option. Gains and losses on the purchase of protective put options would tend to be offset by countervailing changes in the value of the underlying portfolio securities.

   Risks of Trading Options. There is no assurance that a liquid secondary market on an options exchange will exist for any particular exchange-traded option, or at any particular time. If a Portfolio is unable to effect a closing purchase transaction with respect to covered options it has written, the Portfolio will not be able to sell the underlying securities or dispose of its segregated assets until the options expire or are exercised. Similarly, if a Portfolio is unable to effect a closing sale transaction with respect to options it has purchased, it will have to exercise the options in order to realize any profit and will incur transaction costs upon the purchase or sale of underlying securities.

   Reasons for the absence of a liquid secondary market on an exchange include the following: (i) there may be insufficient trading interest in certain options; (ii) restrictions may be imposed by an exchange on opening or closing transactions or both; (iii) trading halts, suspensions or other restrictions may be imposed with respect to particular classes or series of options; (iv) unusual or unforeseen circumstances may interrupt normal operations on an exchange; (v) the facilities of an exchange or the Options Clearing Corporation (the "OCC") may not at all times be adequate to handle current trading volume; or (vi) one or more exchanges could, for economic or other reasons, decide or be compelled at some future date to discontinue the trading of options (or a particular class or series of options), in which event the secondary market on that exchange (or in that class or series of options) would cease to exist, although outstanding options on that exchange, if any, that had been issued by the OCC as a result of trades on that exchange would continue to be exercisable in accordance with their terms.

   A Portfolio may terminate its obligations under an exchange-traded call or put option by purchasing an option identical to the one it has written. Obligations under over-the-counter options may be terminated only by entering into an offsetting transaction with the counter-party to such option. Such purchases are referred to as "closing purchase transactions."

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

   A Portfolio may purchase and sell both options that are traded on U.S. and foreign exchanges and options traded over the counter with broker-dealers who make markets in these options. The ability to terminate over-the-counter options is more limited than with exchange-traded options and may involve the risk that broker-dealers participating in such transactions will not fulfill their obligations. Until such time as the staff of the Securities and Exchange Commission (the "SEC") changes its position, a Portfolio will treat purchased over-the-counter options and all assets used to cover written over-the-counter options as illiquid securities, except that with respect to options written with primary dealers in U.S. Government securities pursuant to an agreement requiring a closing purchase transaction at a formula price, the amount of illiquid securities may be calculated with reference to the formula.

   Transactions by a Portfolio in options on securities and indices will be subject to limitations established by each relevant exchange, board of trade or other trading facility governing the maximum number of options in each class which may be written or purchased by a single investor or group of investors acting in concert. Thus, the number of options that a Portfolio may write or purchase may be affected by options written or purchased by other investment advisory clients. An exchange, board of trade or other trading facility may order the liquidations of positions found to be in excess of these limits, and it may impose certain other sanctions.

   The writing and purchase of options is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio securities transactions. The successful use of protective puts for hedging purposes depends in part on a Subadviser's ability to predict future price fluctuations and the degree of correlation between the options and securities markets.

   The hours of trading for options may not conform to the hours during which the underlying securities are traded. To the extent the options markets close before the markets for the underlying securities, significant price movements can take place in the underlying markets that cannot be reflected in the options markets.

   In addition to the risks of imperfect correlation between a Portfolio's portfolio and the index underlying the option, the purchase of securities index options involves the risk that the premium and transaction costs paid by the Portfolio in purchasing an option will be lost. This could occur as a result of unanticipated movements in the price of the securities comprising the securities index on which the option is based.

   Futures Contracts and Related Options. Each Portfolio, except Government Money Investments, may enter into futures contracts and purchase and write
(sell) options on these contracts, including but not limited to interest rate, securities index and foreign currency futures contracts and put and call options on these futures contracts. These contracts will be entered into only upon the concurrence of the Subadviser that such contracts are necessary or appropriate in the management of a Portfolio's assets. These contracts will be entered into on exchanges designated by the Commodity Futures Trading Commission ("CFTC") or, consistent with CFTC regulations, on foreign exchanges. These transactions may be entered into for bona fide hedging and other permissible risk management purposes including protecting against anticipated changes in the value of securities a Portfolio intends to purchase.

   A Portfolio will not enter into futures contracts and related options for which the aggregate initial margin and premiums exceed 5% of the fair market value of that Portfolio's assets after taking into account unrealized profits and unrealized losses on any contracts it has entered into. All futures and options on futures positions will be covered by owning the underlying security or segregation of assets. With respect to long positions in a futures contract or option (e.g., futures contracts to purchase the underlying instrument and call options purchased or put options written on these futures contracts or instruments), the underlying value of the futures contract at all times will be covered by liquid assets segregated on the Portfolio's assets.

   A Portfolio may lose the expected benefit of these futures or options transactions and may incur losses if the prices of the underlying securities or commodities move in an unanticipated manner. In addition, changes in the value of a Portfolio's futures and options positions may not prove to be perfectly or even highly correlated with changes in the value of its portfolio securities. Successful use of futures and related options is subject to a Subadviser's ability to predict correctly movements in the direction of the securities markets generally, which ability may require different skills and techniques than predicting changes in the prices of individual securities. Moreover, futures and options contracts may only be closed out by entering into offsetting transactions on the exchange where the position was entered into (or a linked exchange), and as a result of daily price fluctuation limits there can be no assurance that an offsetting transaction could be entered into at an advantageous price at any particular time. Consequently, a Portfolio may realize a loss on a futures contract or option that is not offset by an increase in the value of its portfolio securities that are being hedged or the Portfolio may not be able to close a futures or options position without incurring a loss in the event of adverse price movements.

   A Portfolio will incur brokerage costs whether or not its hedging is successful and will be required to post and maintain "margin" as a good-faith deposit against performance of its obligations under futures contracts and under options written by the Portfolio. Futures and options positions are marked to the market daily and a Portfolio may be required to make subsequent "variation" margin payments depending upon whether its positions increase or decrease in value. In this context margin payments involve no borrowing on the part of a Portfolio.

   Swaps. Emerging Markets Equity Investments, with respect to 15% of the total assets allocated to SSgA Funds Management Inc., may enter into index swaps. Index swaps involve the exchange by the Portfolio with another party of the respective amounts payable with respect to a notional principal amount related to one or more indices. The Portfolio may enter into these transactions to preserve a return or spread on a particular investment or portion of its assets, as a duration management technique or to protect against any increase in the price of securities the Portfolio anticipates purchasing at a later date. The Portfolio may also use these transactions for speculative purposes, such as to obtain the price performance of a security without actually purchasing the security in circumstances where, for example, the subject security is illiquid, is unavailable for direct investment or available only on less attractive terms. Swaps have risks associated with them, including possible default by the counter-party to the transaction, illiquidity and, where swaps are used as hedges, the risk that the use of a swap could result in losses greater than if the swap had not been employed.

   The Portfolio will usually enter into swaps on a net basis, i.e., the two payment streams are netted out in a cash settlement on the payment date or dates specified in the agreement, with the Portfolio receiving or paying, as the case may be, only the net amount of the two payments. Swaps do not involve the delivery of securities, other underlying assets or principal. Accordingly, the risk of loss with respect to swaps is limited to the net amount of payments that the Portfolio is contractually obligated to make. If the counter-party to a swap defaults, the Portfolio's risk of loss consists of the net amount of payments that the Portfolio is contractually entitled to receive. Where swaps are entered into for good faith hedging purposes, the Portfolio believes such obligations do not constitute senior securities under the 1940 Act and, accordingly, will not treat them as being subject to the Portfolio's borrowing restrictions. Where swaps are entered into for other than hedging purposes, the Portfolio will segregate an amount of cash or liquid securities having a value equal to the accrued excess of its obligations over its entitlements with respect to each swap on a daily basis.

   U.S. Government Securities. The U.S. Government Securities in which the Portfolios may invest include debt obligations of varying maturities issued by the U.S. Treasury or issued or guaranteed by an agency or instrumentality of the U.S. government, including the Federal Housing Administration, Federal Financing Bank, Farmers Home Administration, Export-Import Bank of the U.S., Small Business Administration, GNMA, General Services Administration, Central Bank for Cooperatives, Federal Farm Credit Banks, Federal Home Loan Banks, FHLMC, FNMA, Federal Maritime Administration, Tennessee Valley Authority, District of Columbia Armory Board, Student Loan Marketing Association, Resolution Trust Corporation and various institutions that previously were or currently are part of the Farm Credit System (which has been undergoing reorganization since 1987). Some U.S. Government Securities, such as U.S. Treasury bills, Treasury notes and Treasury bonds, which differ only in their interest rates, maturities and times of issuance, are supported by the full faith and credit of the United States. Others are supported by: (i) the right of the issuer to borrow from the U.S. Treasury, such as securities of the Federal Home Loan Banks; (ii) the discretionary authority of the U.S.

Government to purchase the agency's obligations, such as securities of FNMA; or
(iii) only the credit of the issuer, such as securities of the Student Loan Marketing Association. No assurance can be given that the U.S. Government will provide financial support in the future to U.S. Government agencies, authorities or instrumentalities that are not supported by the full faith and credit of the United States. Securities guaranteed as to principal and interest by the U.S. Government, its agencies, authorities or instrumentalities include:
(i) securities for which the payment of principal and interest is backed by an irrevocable letter of credit issued by the U.S. Government or any of its agencies, authorities or instrumentalities; and (ii) participations in loans made to foreign governments or other entities that are so guaranteed. The secondary market for certain of these participations is limited and, therefore, may be regarded as illiquid.

   U.S. Government Securities may include zero coupon securities that may be purchased when yields are attractive and/or to enhance portfolio liquidity. Zero coupon U.S. Government Securities are debt obligations that are issued or purchased at a significant discount from face value. The discount approximates the total amount of interest the security will accrue and compound over the period until maturity or the particular interest payment date at a rate of interest reflecting the market rate of the security at the time of issuance. Zero coupon U.S. Government Securities do not require the periodic payment of interest. These investments benefit the issuer by mitigating its need for cash to meet debt service, but also require a higher rate of return to attract investors who are willing to defer receipt of cash. These investments may experience greater volatility in market value than U.S. Government Securities that make regular payments of interest. A Portfolio accrues income on these investments for tax and accounting purposes that is distributable to shareholders and which, because no cash is received at the time of accrual, may require the liquidation of other portfolio securities to satisfy the Portfolio's distribution obligations, in which case the Portfolio will forego the purchase of additional income producing assets with these funds. Zero coupon U.S. Government Securities include STRIPS and CUBES, which are issued by the U.S. Treasury as component parts of U.S. Treasury bonds and represent scheduled interest and principal payments on the bonds.

   Exchange Rate-Related U.S. Government Securities. Each Portfolio, except Government Money Investments, may invest up to 5% of its assets in U.S. Government Securities for which the principal repayment at maturity, while paid in U.S. dollars, is determined by reference to the exchange rate between the U.S. dollar and the currency of one or more foreign countries ("Exchange Rate-Related Securities"). The interest payable on these securities is denominated in U.S. dollars and is not subject to foreign currency risk and, in most cases, is paid at rates higher than most other U.S. Government Securities in recognition of the foreign currency risk component of Exchange Rate-Related Securities.

   Exchange Rate-Related Securities are issued in a variety of forms, depending on the structure of the principal repayment formula. The principal repayment formula may be structured so that the security holder will benefit if a particular foreign currency to which the security is linked is stable or appreciates against the U.S. dollar. In the alternative, the principal repayment formula may be structured so that the securityholder benefits if the U.S. dollar is stable or appreciates against the linked foreign currency. Finally, the principal repayment formula can be a function of more than one currency and, therefore, be designed as a combination of those forms.

   Investments in Exchange Rate-Related Securities entail special risks. There is the possibility of significant changes in rates of exchange between the U.S. dollar and any foreign currency to which an Exchange Rate-Related Security is linked. If currency exchange rates do not move in the direction or to the extent anticipated by the Subadviser at the time of purchase of the security, the amount of principal repaid at maturity might be significantly below the par value of the security, which might not be offset by the interest earned by the Portfolio over the term of the security. The rate of exchange between the U.S. dollar and other currencies is determined by the forces of supply and demand in the foreign exchange markets. These forces are affected by the international balance of payments and other economic and financial conditions, government intervention, speculation and other factors. The imposition or modification of foreign exchange controls by the U.S. or foreign governments or intervention by central banks could also affect exchange rates. Finally, there is no assurance that sufficient trading interest to create a liquid secondary market will exist for a particular Exchange Rate-Related Security because of conditions in the debt and foreign currency markets. Illiquidity in the forward foreign exchange market and the high volatility of the foreign exchange market may from time to time combine to make it difficult to sell an Exchange Rate-Related Security prior to maturity without incurring a significant price loss.

   Custodial Receipts. Each Portfolio, other than Government Money Investments, may acquire custodial receipts or certificates, such as CATS, TIGRs and FICO Strips, underwritten by securities dealers or banks that evidence ownership of future interest payments, principal payments or both on certain notes or bonds issued by the U.S. Government, its agencies, authorities or instrumentalities. The underwriters of these certificates or receipts purchase a U.S. Government Security and deposit the security in an irrevocable trust or custodial account with a custodian bank, which then issues receipts or certificates that evidence ownership of the periodic unmatured coupon payments and the final principal payments on the U.S. Government Security. Custodial receipts evidencing specific coupon or principal payments have the same general attributes as zero coupon U.S. Government Securities, described above. Although typically under the terms of a custodial receipt a Portfolio is authorized to assert its rights directly against the issuer of the underlying obligation, the Portfolio may be required to assert through the custodian bank such rights as may exist against the underlying issuer. Thus, in the event the underlying issuer fails to pay principal and/or interest when due, a Portfolio may be subject to delays, expenses and risks that are greater than those that would have been involved if the Portfolio had purchased a direct obligation of the issuer. In addition, if the trust or custodial account in which the underlying security has been deposited is determined to be an association taxable as a corporation, instead of a non-taxable entity, the yield on the underlying security would be reduced in respect of any taxes paid.

   Money Market Instruments. Money market instruments include: obligations issued or guaranteed by the United States government, its agencies or instrumentalities ("U.S. government securities"); certificates of deposit, time deposits and bankers' acceptances issued by domestic banks (including their branches located outside the United States and subsidiaries located in Canada), domestic branches of foreign banks, savings and loan associations and similar institutions; high grade commercial paper; and repurchase agreements with respect to the foregoing types of instruments. Certificates of deposit ("CDs") are short-term, negotiable obligations of commercial banks. Time deposits ("TDs") are non-negotiable deposits maintained in banking institutions for specified periods of time at stated interest rates. Bankers' acceptances are time drafts drawn on commercial banks by borrowers, usually in connection with international transactions.

   When-Issued and Delayed Delivery Securities. Each Portfolio may purchase securities, including U.S. Government Securities, on a when-issued basis or may purchase or sell securities for delayed delivery. In such transactions, delivery of the securities occurs beyond the normal settlement period, but no payment or delivery is made by a Portfolio prior to the actual delivery or payment by the other party to the transaction. The purchase of securities on a when-issued or delayed delivery basis involves the risk that the value of the securities purchased will decline prior to the settlement date. The sale of securities for delayed delivery involves the risk that the prices available in the market on the delivery date may be greater than those obtained in the sale transaction. When-issued and delayed delivery transactions will be fully collateralized by segregated liquid assets.

   Repurchase Agreements. Each Portfolio may enter into repurchase agreements. Under the terms of a typical repurchase agreement, a Portfolio would acquire an underlying debt obligation for a relatively short period (usually not more than one week) subject to an obligation of the seller to repurchase, and the Portfolio to resell, the obligation at an agreed upon price and time, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. A Portfolio may enter into repurchase agreements with respect to U.S. Government Securities with member banks of the Federal Reserve System and certain non-bank dealers. Under each repurchase agreement, the selling institution is required to maintain the value of the securities subject to the repurchase agreement at not less than their repurchase price. A Portfolio's Subadviser, acting under the supervision of the Board of Trustees, reviews on an ongoing basis the value of the collateral and the creditworthiness of those non-bank dealers with whom the Portfolio enters into repurchase agreements. A Portfolio will not invest in a repurchase agreement maturing in more than seven days if the investment, together with illiquid securities held by that Portfolio, exceeds 10% of the Portfolio's total assets (or 15% of the assets of Multi-Sector Fixed Income Investments). In entering into a repurchase agreement, a Portfolio bears a risk of loss in the event the other party to the transaction defaults on its obligations and the Portfolio is delayed or prevented from exercising its rights to dispose of the underlying securities, including the risk of a possible decline in the value of the underlying securities during the period in which the Portfolio seeks to assert its rights to them, the risk of incurring expenses associated with asserting those rights and the risk of losing all or a part of the income from the agreement.

   Reverse Repurchase Agreements. Emerging Markets Equity Investments may enter into reverse repurchase agreements with the financial institutions with which it may enter into repurchase agreements. Under a reverse repurchase agreement, a Portfolio sells securities to a financial institution and agrees to repurchase them at a mutually agreed upon date, price and rate of interest. During the period between the sale and repurchase, the Portfolio would not be entitled to principal and interest paid on the securities sold by the Portfolio. The Portfolio, however, would seek to achieve gains derived from the difference between the current sale price and the forward price for the future purchase as well as the interest earned on the proceeds on the initial sale. Reverse repurchase agreements will be viewed as borrowings by a Portfolio for the purpose of calculating the Portfolio's indebtedness and will have the effect of leveraging the Portfolio's assets.

   Borrowing. Leverage increases investment risk as well as investment opportunity. If the income and investment gains on securities purchased with borrowed money exceed the interest paid on the borrowing, the net asset value of a Portfolio's shares will rise faster than would otherwise be the case. On the other hand, if the income and investment gains fail to cover the cost, including interest, of the borrowings, or if there are losses, the net asset value of a Portfolio's shares will decrease faster than otherwise would be the case.

   Lending Portfolio Securities. Consistent with applicable regulatory requirements, each Portfolio, other than Municipal Bond Investments, may lend portfolio securities to brokers, dealers and other financial organizations. A Portfolio will not lend securities to CGM unless the Portfolio has applied for and received specific authority to do so from the SEC. A Portfolio's loan of securities will be collateralized by cash, letters of credit or U.S. Government Securities. A Portfolio will maintain the collateral in an amount at least equal to the current market value of the loaned securities. From time to time, a Portfolio may pay a part of the interest earned from the investment of collateral received for securities loaned to the borrower and/or a third party that is unaffiliated with the Portfolio and is acting as a "finder." A Portfolio will comply with the following conditions whenever it loans securities: (i) the Portfolio must receive at least 100% cash collateral or equivalent securities from the borrower; (ii) the borrower must increase the collateral whenever the market value of the securities loaned rises above the level of the collateral; (iii) the Portfolio must be able to terminate the loan at any time; (iv) the Portfolio must receive reasonable interest on the loan, as well as any dividends, interest or other distributions on the loaned securities and any increase in market value; (v) the Portfolio may pay only reasonable custodian fees in connection with the loan; and (vi) voting rights on the loaned securities may pass to the borrower except that, if a material event adversely affecting the investment in the loaned securities occurs, the Trust's Board of Trustees must terminate the loan and regain the right to vote the securities. Generally, the borrower of any portfolio securities will be required to make payments to the lending Portfolio in lieu of any dividends the Portfolio would have otherwise received had it not loaned the securities to the borrower. Any such payments, however, will not be treated as "qualified dividend income" for purposes of determining what portion of the Portfolio's regular dividends (as defined below) received by individuals may be taxed at the rates generally applicable to long-term capital gains (see "TAXES" below).

   Illiquid Securities. Each Portfolio will not invest more than 10% of its net assets (except that Multi-Sector Fixed Income Investments will not invest more than 15% of its net assets) in illiquid and other securities that are not readily marketable. Repurchase agreements maturing in more than seven days will be included for purposes of the foregoing limit. Securities subject to restrictions on resale under the Securities Act of 1933, as amended (the "1933 Act"), are considered illiquid unless they are eligible for resale pursuant to Rule 144A or another exemption from the registration requirements of the 1933 Act and are determined to be liquid by the Subadviser. The Subadvisers determine the liquidity of Rule 144A and other restricted securities according to procedures adopted by the Board of Trustees. The Board of Trustees monitors the Subadvisers' application of these guidelines and procedures. The inability of a Portfolio to dispose of illiquid investments readily or at reasonable prices could impair the Portfolio's ability to raise cash for redemptions or other purposes.

   Temporary Investments. For temporary defensive purposes, during periods when a Subadviser of a Portfolio, in consultation with the Manager, believes that pursuing a Portfolio's basic investment strategy may be inconsistent with the best interests of its shareholders, that Portfolio may invest its assets in the following money market instruments: U.S. Government Securities (including those purchased in the form of custodial receipts), repurchase agreements, certificates of deposit ("CD's) and bankers' acceptances issued by U.S. banks or savings and loan associations having assets of at least $500 million as of the end of their most recent fiscal year and high quality commercial paper. A Portfolio's U.S. dollar-denominated temporary investments are managed by SBFM. A Portfolio also may hold a portion of its assets in money market instruments or cash in amounts designed to pay expenses, to meet anticipated redemptions or pending investment in accordance with its objectives and policies. Any temporary investments may be purchased on a when-issued basis. A Portfolio's investment in any other short-term debt instruments would be subject to the Portfolio's investment objectives and policies, and to approval by the Trust's Board of Trustees. For further discussion regarding money market instruments, see the section entitled, "Money Market Instruments" above.

   For the same purposes, Emerging Markets Equity Investments, International Fixed Income Investments and International Equity Investments may invest in obligations issued or guaranteed by foreign governments or by any of their political subdivisions, authorities, agencies or instrumentalities that are rated at least "AA" by an NRSRO, or if unrated, are determined by the Subadviser to be of equivalent quality. Emerging Markets Equity Investments may also invest in obligations of foreign banks, but will limit its investments in such obligations to U.S. dollar-denominated obligations of foreign banks which at the time of investment (i) have assets with a value of more than $10 billion; (ii) are among the 75 largest foreign banks in the world, based on the amount of assets; (iii) have branches in the United States; and (iv) are of comparable quality to obligations issued by United States banks in which the Portfolio may invest in the opinion of the Portfolio's Subadviser.

                            INVESTMENT RESTRICTIONS

   The investment restrictions numbered 1 through 8 below have been adopted by the Trust as fundamental policies of the Portfolios. Under the 1940 Act, a fundamental policy may not be changed without the vote of a majority of the outstanding voting securities of a Portfolio, which is defined in the 1940 Act as the lesser of (i) 67% or more of the shares present at a Portfolio meeting, if the holders of more than 50% of the outstanding shares of the Portfolio are present or represented by proxy, or (ii) more than 50% of the outstanding shares of the Portfolio. Investment restrictions 9 through 13 may be changed by a vote of a majority of the Board of Trustees at any time.

   Under the investment restrictions adopted by the Portfolios:

      1. A Portfolio, other than International Fixed Income Investments, will not deviate from the definition of a "diversified company" as defined in the 1940 Act and rules thereunder.

      2. A Portfolio, except Municipal Bond Investments, will not invest more than 25% of its total assets in securities, the issuers of which conduct their principal business activities in the same industry. For purposes of this limitation, U.S. Government Securities and securities of state or municipal governments and their political subdivisions are not considered to be issued by members of any industry.

      3. A Portfolio will not issue "senior securities" as defined in the 1940 Act, and the rules, regulations and orders thereunder, except as permitted under the 1940 Act and the rules, regulations and orders thereunder.

      4. A Portfolio will not borrow money, except that (a) a Portfolio may borrow from banks for temporary or emergency (not leveraging) purposes, including the meeting of redemption requests which might otherwise require the untimely disposition of securities, in an amount not exceeding 33 1/3% of the value of the Portfolio's total assets (including the amount borrowed) valued at the lesser of cost or market, less liabilities (not including the amount borrowed) and (b) a Portfolio may, to the extent consistent with its investment policies, enter into reverse repurchase agreements, forward roll transactions and similar investment strategies and techniques.

      5. A Portfolio will not make loans. This restriction does not apply to:
   (a) the purchase of debt obligations in which a Portfolio may invest consistent with its investment objectives and policies (including participation interests in such obligations); (b) repurchase agreements; and
   (c) loans of its portfolio securities.

      6. A Portfolio will not purchase or sell real estate, real estate mortgages, commodities or commodity contracts, but this restriction shall not prevent a Portfolio from (a) investing in and selling securities of issuers engaged in the real estate business and securities which are secured by real estate or interests therein; (b) holding or selling real estate received in connection with securities it holds; (c) trading in futures contracts and options on futures contracts or (d) investing in or purchasing real estate investment trust securities.

      7. A Portfolio will not engage in the business of underwriting securities issued by other persons, except to the extent that a Portfolio may technically be deemed to be an underwriter under the 1933 Act in disposing of portfolio securities.

      8. A Portfolio will not purchase any securities on margin (except for such short-term credits as are necessary for the clearance of purchases and sales of portfolio securities). For purposes of this restriction, the deposit or payment by a Portfolio of underlying securities and other assets in escrow and collateral agreements with respect to initial or maintenance margin in connection with futures contracts and related options and options on securities, indexes or similar items is not considered to be the purchase of a security on margin.

      9. A Portfolio will not invest in oil, gas or other mineral leases or exploration or development programs.

      10. A Portfolio will not make short sales of securities, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, except that Large Capitalization Growth Investments, Large Capitalization Value Equity Investments, Small Capitalization Growth Investments, Small Capitalization Value Equity Investments, International Equity Investments, and Emerging Markets Equity Investments may engage in short sales on shares issued by Exchange Traded Funds, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

      11. A Portfolio will not make investments for the purpose of exercising control or management.

      12. A Portfolio will not purchase any security of a registered investment company if, as a result (unless the security is acquired pursuant to a plan of reorganization or an offer of exchange), the Portfolio would own more than 3% of any registered investment company's outstanding voting stock; more than 5% of the value of the Portfolio's total assets would be invested in securities of any one registered investment company; or more than 10% of the Portfolio's total assets would be invested in registered investment companies in general.

      13. A Portfolio will not purchase or otherwise acquire any security if, as a result, more than 10% of its net assets would be invested in securities that are illiquid (except that Multi-Sector Fixed Income Investments will not invest more than 15% of its net assets in securities that are illiquid).

   The percentage limitations contained in the restrictions listed above (other than with respect to Number 4 above) apply at the time of purchase of securities.

   Department of Labor ("DOL") Exemption. The Trust may offer shares of its Portfolios to certain employee benefit plans, individual retirement accounts ("IRAs"), or retirement plans for a self-employed individual ("Keogh Plans"). Since the Trust may offer shares of its Portfolios to these plans, it is subject to regulation by the DOL and the provisions of the Employee Retirement Income Security Act of 1974, as amended ("ERISA"). Salomon Smith Barney has received a DOL exemption covering certain transactions in shares of the

Portfolios. The full text of the DOL exemption may be found in Annex B of the Prospectus. The DOL exemption includes, among other things, a limitation on investments in the securities of affiliates of Salomon Smith Barney, including Citigroup Inc. ("Citigroup"), of one percent of a Portfolio's net assets. However, this percentage limitation may be exceeded where the amount held by the Subadviser is used to replicate an established third party index.

                            PORTFOLIO TRANSACTIONS

   Decisions to buy and sell securities for a Portfolio are made by the Subadviser(s), subject to the overall review of the Manager and the Board of Trustees. Although investment decisions for the Portfolios are made independently from those of the other accounts managed by a Subadviser, investments of the type that the Portfolios may make also may be made by those other accounts. When a Portfolio and one or more other accounts managed by a Subadviser are prepared to invest in, or desire to dispose of, the same security, available investments or opportunities for sales will be allocated in a manner believed by the Subadviser to be equitable to each. In some cases, this procedure may adversely affect the price paid or received by a Portfolio or the size of the position obtained or disposed of by a Portfolio.

   The Board of Trustees has approved procedures in conformity with Rule 10f-3 under the 1940 Act whereby the Portfolios may purchase securities that are offered in underwritings in which a Citigroup Inc. ("Citigroup") affiliate participates. These procedures prohibit the Portfolios from directly or indirectly benefiting a Citigroup affiliate in connection with such underwritings. In addition, for underwritings where a Citigroup affiliate participates as a principal underwriter, certain restrictions may apply that could, among other things, limit the amount of securities that the Portfolios could purchase in the underwritings.

   Transactions on U.S. stock exchanges and some foreign stock exchanges involve the payment of negotiated brokerage commissions. On exchanges on which commissions are negotiated, the cost of transactions may vary among different brokers. On most foreign exchanges, commissions are generally fixed. No stated commission is generally applicable to securities traded in U.S. over-the-counter markets, but the underwriters include an underwriting commission or concession and the prices at which securities are purchased from and sold to dealers include a dealer's mark-up or mark-down. U.S. Government Securities generally are purchased from underwriters or dealers, although certain newly issued U.S. Government Securities may be purchased directly from the U.S. Treasury or from the issuing agency or instrumentality.

   In selecting brokers or dealers to execute securities transactions on behalf of a Portfolio, its Subadviser seeks the best overall terms available. In assessing the best overall terms available for any transaction, the Subadviser will consider the factors it deems relevant, including the breadth of the market in the security, the price of the security, the financial condition and execution capability of the broker or dealer and the reasonableness of the commission, if any, for the specific transaction and on a continuing basis. In addition, each Advisory Agreement (as defined below) between the Trust and the Subadviser authorizes the Subadviser, in selecting brokers or dealers to execute a particular transaction, and in evaluating the best overall terms available, to consider the brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934, as amended (the "1934 Act")) provided to the Portfolio and/or other accounts over which the Subadviser or its affiliates exercise investment discretion. In doing so, a Portfolio may pay higher commission rates than the lowest available when the Subadviser believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker effecting the transaction, as discussed below. It has for many years been a common practice in the investment advisory business for advisers of investment companies and other institutional investors to receive research services from broker-dealers which execute portfolio transactions for the clients of such advisers. Consistent with this practice, a Subadviser receives research services from many broker-dealers with which the Subadviser places portfolio trades. The Subadviser may also receive research or research credits from brokers which are generated from underwriting commissions when purchasing new issues of fixed income securities or other assets for a Portfolio. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, evaluations of securities and recommendations as to the purchase and sale of securities. Some of these services are of value to a Subadviser in advising various of its clients (including a Portfolio), although not all of these services are necessarily useful and of value in managing the Portfolio. The fees under the Management Agreement and the Advisory Agreements, respectively, are not reduced by reason of a Portfolio's Subadviser receiving brokerage and research services. As noted above, a Subadviser may purchase new issues of securities for a Portfolio in underwritten fixed price offerings. In these situations, the underwriter or selling group member may provide the Subadviser with research in addition to selling the securities (at the fixed public offering price) to the Portfolio or other advisory clients. Because the offerings are conducted at a fixed price, the ability to obtain research from a broker-dealer in this situation provides knowledge that may benefit the Portfolio, other Subadviser clients, and the Subadviser without incurring additional costs. These arrangements may not fall within the safe harbor of Section 28(e) because the broker-dealer is considered to be acting in a principal capacity in underwritten transactions. However, the National Association of Securities Dealers has adopted rules expressly permitting broker-dealers to provide bona fide research to advisers in connection with fixed price offerings under circumstances. As a general matter in these situations, the underwriter or selling group member will provide research credits at a rate that is higher than that which is available for secondary market transactions.

   The Board of Trustees will periodically review the commissions paid by a Portfolio to determine if the commissions paid over representative periods of time were reasonable in relation to the benefits inuring to the Portfolio. Over-the-counter purchases and sales by a Portfolio are transacted directly with principal market makers except in those cases in which better prices and executions may be obtained elsewhere.

   To the extent consistent with applicable provisions of the 1940 Act and the rules and exemptions adopted by the SEC under the 1940 Act, the Board of Trustees has determined that transactions for a Portfolio may be executed through CGM and other affiliated broker-dealers if, in the judgment of its Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate.

   The Portfolios will not purchase any security, including U.S. Government Securities or Obligations, during the existence of any underwriting or selling group relating thereto of which CGM is a member, except to the extent permitted by the SEC.

   The Portfolios may use CGM and other affiliated broker-dealers as a commodities broker in connection with entering into futures contracts and options on futures contracts if, in the judgment of the Subadviser, the use of an affiliated broker-dealer is likely to result in price and execution at least as favorable as those of other qualified broker-dealers, and if, in the transaction, the affiliated broker-dealer charges the Portfolio a fair and reasonable rate. CGM has agreed to charge the Portfolios commodity commissions at rates comparable to those charged by CGM to its most favored clients for comparable trades in comparable accounts.

              BROKERAGE COMMISSIONS PAID TO SALOMON SMITH BARNEY

   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2002:

                                                                                          % of Total
                                                                                         Dollar Amount
                                                                            % of Total  of Transactions
                                                                             Brokerage     Involving
                                                      Total     Commissions Commissions   Commissions
                                                    Brokerage     paid to     paid to       Paid to
Portfolio                                          Commissions*     CGM         CGM           CGM
---------                                          ------------ ----------- ----------- ---------------
Balanced Investments..............................  $   57,453    $     9      0.02%         0.02%
Large Capitalization Value Equity Investments.....   5,331,124     86,770      1.63          1.70
Large Capitalization Growth Investments...........   4,203,252     18,255      0.43          0.45
Small Capitalization Value Equity Investments.....   1,605,391      5,874      0.37          0.35
Small Capitalization Growth Investments...........   1,591,117      2,120      0.13          0.11
International Equity Investments..................   2,928,442     15,450      0.53          0.58
Emerging Markets Equity Investments...............     920,158      8,719      0.95          0.94

--------
* Total includes fees for research and statistical services as follows: Large Capitalization Value Equity Investments--$302,658; Large Capitalization Growth Investments--$198,774; Small Capitalization Value Equity Investments--$217,656; Small Capitalization Growth Investments--$203,794; International Equity Investments--$141,413 and Emerging Markets Equity Investments--$584.

   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2001:

                                                                                         % of Total
                                                                                        Dollar Amount
                                                                           % of Total  of Transactions
                                                                            Brokerage     Involving
                                                               Commissions Commissions   Commissions
                                                      Total      paid to     paid to       Paid to
                                                    Brokerage    CGM and     CGM and       CGM and
Portfolio                                          Commissions Affiliates  Affiliates    Affiliates
---------                                          ----------- ----------- ----------- ---------------
Balanced Investments.............................. $   64,943    $     0         0%            0%
Large Capitalization Value Equity Investments.....  5,063,929     48,582      0.96          0.98
Large Capitalization Growth Investments...........  3,016,135      5,115      0.17          0.19
Small Capitalization Value Equity Investments.....  2,579,396     75,866      2.94          2.79
Small Capitalization Growth Investments...........  1,683,214          0         0             0
International Equity Investments..................  2,458,272     17,870      0.73          0.80
Emerging Markets Equity Investments...............  1,131,539     28,400      2.51          2.51

   The following table sets forth certain information regarding each Portfolio's payment of brokerage commissions for the fiscal year ended August 31, 2000:

                                                                                              % of Total
                                                                                             Dollar Amount
                                                                                % of Total  of Transactions
                                                                                 Brokerage     Involving
                                                                    Commissions Commissions   Commissions
                                                           Total      paid to     paid to       Paid to
                                                         Brokerage    CGM and     CGM and       CGM and
Portfolio                                               Commissions Affiliates  Affiliates    Affiliates
---------                                               ----------- ----------- ----------- ---------------
Balanced Investments................................... $   48,616    $ 2,550      5.25%         1.05%
Large Capitalization Value Equity Investments..........  2,619,944     58,133      2.22          1.88
Large Capitalization Growth Investments................  1,547,137      3,240      0.21          0.15
Small Capitalization Value Equity Investments..........    736,866      5,964      0.81          0.42
Small Capitalization Growth Investments................  1,959,457     12,474*     0.64          0.17
International Equity Investments.......................  3,990,924     24,707      0.62          0.94
Emerging Markets Equity Investments....................  1,861,903     13,190**    0.71          0.18

--------
* Includes $4,488 for execution, research and statistical services. ** Includes $377 for execution, research and statistical services.

   Government Money Investments, Intermediate Fixed Income Investments, Long-Term Bond Investments, Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments, Multi-Sector Fixed Income Investments and High Yield Investments did not pay brokerage commissions to CGM during the years ended August 31, 2002, August 31, 2001 and August 31, 2000.

                              PORTFOLIO TURNOVER

   Government Money Investments may attempt to increase yields by trading to take advantage of short-term market variations, which results in high portfolio turnover. Because purchases and sales of money market instruments are usually effected as principal transactions, this policy does not result in high brokerage commissions to the Portfolio. Municipal Bond Investments, Mortgage Backed Investments, International Fixed Income Investments and Emerging Markets Equity Investments may engage in active short-term trading to benefit from yield disparities among different issues of securities, to seek short-term profits during periods of fluctuating interest rates or for other reasons. The other Portfolios do not intend to seek profits through short-term trading. Nevertheless, the Portfolios will not consider portfolio turnover rate a limiting factor in making investment decisions.

   A Portfolio's turnover rate is calculated by dividing the lesser of purchases or sales of its portfolio securities for the year by the monthly average value of the portfolio securities. Securities or options with remaining maturities of one year or less on the date of acquisition are excluded from the calculation. Since the Portfolios are authorized to engage in transactions in options, they may experience increased portfolio turnover under certain market conditions as a result of their investment strategies. For instance, the exercise of a substantial number of options written by a Portfolio (because of appreciation of the underlying security in the case of call options or depreciation of the underlying security in the case of put options) could result in a turnover rate in excess of 100%. A portfolio turnover rate of 100% would occur if all of a Portfolio's securities that are included in the computation of turnover were replaced once during a period of one year.

   Certain practices that may be employed by a Portfolio could result in high portfolio turnover. For example, portfolio securities may be sold in anticipation of a rise in interest rates (market decline) or purchased in anticipation of a decline in interest rates (market rise) and later sold. In addition, a security may be sold and another of comparable quality purchased at approximately the same time to take advantage of what a Subadviser believes to be a temporary disparity in the normal yield relationship between the two securities. These yield disparities may occur for reasons not directly related to the investment quality of particular issues or the general movement of interest rates, such as changes in the overall demand for, or supply of, various types of securities. Portfolio turnover rates may vary greatly from year to year as well as within a particular year and may be affected by cash requirements for redemptions of a Portfolio's shares as well as by requirements that enable a Portfolio to receive favorable tax treatment.

   The Portfolios' portfolio turnover rates for the last two fiscal years were as follows:

                                                 Year Ended      Year Ended
 Portfolio                                     August 31, 2002 August 31, 2001
 ---------                                     --------------- ---------------
 Government Money Investments.................       N/A             N/A
 Intermediate Fixed Income Investments........       280%            325%
 Long-Term Bond Investments...................       268%            405%
 Municipal Bond Investments...................        21%             23%
 Mortgage Backed Investments*.................        23%             10%
 High Yield Investments.......................        69%             81%
 Balanced Investments.........................       239%            304%
 Large Capitalization Value Equity Investments       111%             79%
 Large Capitalization Growth Investments......       122%            115%
 Small Capitalization Value Equity Investments        54%             63%
 Small Capitalization Growth Investments......        91%             80%
 International Equity Investments*............       131%             64%
 International Fixed Income Investments.......       271%            293%
 Emerging Markets Equity Investments..........        65%             83%
 Multi-Sector Fixed Income Investments........       200%            149%

--------
* Mortgage Backed Investments and International Equity Investments increased their portfolio turnover because of cash redemption requirements, as well as requirements that enable the Portfolios to receive favorable tax treatment.


                   INVESTMENT MANAGEMENT AND OTHER SERVICES

   Manager; Subadvisers; Administrator. The Manager serves as investment manager to the Trust pursuant to an investment management agreement ("Management Agreement"). Each Subadviser serves as investment adviser to a Portfolio pursuant to separate written agreements with the Portfolios ("Advisory Agreements"). SBFM serves as administrator to the Portfolios pursuant to a written agreement ("Administration Agreement").

   The Portfolios bear their own expenses, which generally include all costs not specifically borne by the Manager, the Subadvisers, and SBFM. Included among the Portfolios' expenses are costs incurred in connection with a Portfolio's organization; investment management and administration fees; fees for necessary professional and brokerage services; fees for any pricing service; the costs of regulatory compliance; and costs associated with maintaining the Trust's legal existence and shareholder relations. As administrator, SBFM generally oversees all aspects of the Trust's administration and operations, including furnishing the Trust with statistical and research data, clerical help, accounting, data processing, bookkeeping, internal auditing and legal services and certain other services required by the Trust; preparing reports to the Trust's shareholders; and preparing tax returns, reports to and filings with the SEC and state blue sky authorities.

   Under the Management Agreement, each Portfolio pays SBFM a fee, calculated daily and paid monthly, based on the rates applied to the value of each Portfolio's average daily net assets. In addition, SBFM pays each Subadviser, based on the rates applied to each respective Portfolio's average daily net assets on a monthly basis. The Subadviser for each Portfolio, as well as the maximum allowable annual management fee and advisory fee paid by SBFM to each Subadviser are indicated below:

                                                                       Maximum
                                                        Subadviser Allowable Annual
Portfolio Subadvisers                                      Fee      Management Fee
--------- -----------                                   ---------- ----------------
Government Money Investments
          Standish Mellon Asset Management LLC:
            on the first $100 million                      0.15%         0.15%
            on the amount over $100 million                0.10          0.15
High Yield Investments
          Seix Investment Advisors Inc.                    0.30          0.70
          Western Asset Management Company                 0.30          0.70
Intermediate Fixed Income Investments
          BlackRock Financial Management, Inc.:
            on the first $500 million                      0.20          0.40
            on the amount over $500 million                0.15          0.40
          Pacific Investment Management Co.                0.25          0.40
Long-Term Bond Investments
          Western Asset Management Company                 0.20          0.40
Municipal Bond Investments
          Smith Affiliated Capital Corp.                   0.20          0.40
Mortgage Backed Investments
          Utendahl Capital Management CFI                  0.25          0.50
Balanced Investments
          INVESCO Institutional (N.A.), Inc.               0.30          0.60
Large Capitalization Value Equity Investments
          The Boston Company Asset Management, LLC.:
            on the first $250 million                      0.30          0.60
            on the amount over $250 million                0.25          0.60
          Chartwell Investment Partners:
            on the first $250 million                      0.30          0.60
            on the amount over $250 million                0.25          0.60
          Alliance Capital Management L.P.:
            on the first $200 million                      0.35          0.60
            on the amount over $200 million                0.30          0.60
Large Capitalization Growth Investments
          Alliance Capital Management L. P.:
            on the first $100 million                      0.40          0.60
            on the amount over $100 million                0.25          0.60
          Turner Investment Partners, Inc.--Large Cap.:
            on the first $300 million                      0.35          0.60
            on the amount over $300 million                0.30          0.60
          Turner Investment Partners, Inc.--Mid Cap.:      0.50          0.60
          TCW Investment Management Co.:
            on the first $500 million                      0.40          0.60
            on the amount over $500 million                0.35          0.60

                                                                  Maximum
                                                   Subadviser Allowable Annual
 Portfolio Subadvisers                                Fee      Management Fee
 --------- -----------                             ---------- ----------------
 Small Capitalization Value Equity Investments
           NFJ Investment Group:
             on the first $450 million                0.50%         0.80%
             on the amount over $450 million          0.45          0.80
           Rutabaga Capital Management LLC            0.50          0.80
           Furman Selz Capital Management LLC         0.40          0.80
 Small Capitalization Growth Investments
           Wall Street Associates                     0.50          0.80
           Westpeak Global Advisors, L.P.             0.50          0.80
           Westfield Capital Management Co., Inc.     0.50          0.80
 International Equity Investments
           Oechsle International Advisors, LLC        0.40          0.70
           Philadelphia International Advisors LP:
             on the first $100 million                0.40          0.70
             on the next $100 million                 0.35          0.70
             on the amount over $200 million          0.30          0.70
           Brandywine Asset Management, Inc.:
             on the first $150 million                0.45          0.70
             on the amount over $150 million          0.25          0.70
 International Fixed Income Investments
           Julius Baer Investment Management Inc.     0.25          0.50
 Emerging Markets Equity Investments
           F & C Emerging Markets Ltd.                0.60          0.90
           SSgA Funds Management, Inc.                0.60          0.90
 Multi-Sector Fixed Income Investments
           Western Asset Management Co.               0.20          0.65
           Utendahl Capital Management CFI            0.25          0.65

   For the fiscal year ended August 31, 2002 the Portfolios accrued investment management and administration fees as follows:

                                                  Management Administration
    Portfolio                                        Fee          Fee
    ---------                                     ---------- --------------
    Government Money Investments................. $  238,060   $  317,413
    High Yield Investments.......................  1,404,668      498,946
    Intermediate Fixed Income Investments........  1,219,661      694,906
    Long-Term Bond Investments...................    208,133      104,066
    Municipal Bond Investments...................    116,692       58,347
    Mortgage Backed Investments..................    479,658      191,863
    Balanced Investments.........................    200,661       68,771
    Large Capitalization Value Equity Investments  7,871,662    2,716,568
    Large Capitalization Growth Investments......  7,697,158    2,828,576
    Small Capitalization Value Equity Investments  4,495,465    1,224,214
    Small Capitalization Growth Investments......  5,139,576    1,344,506
    International Equity Investments.............  4,297,499    1,263,481
    International Fixed Income Investments.......    674,343      269,737
    Emerging Markets Equity Investments..........  2,142,359      476,080
    Multi-Sector Fixed Income Investments........    148,128       70,194

   For the fiscal year ended August 31, 2002, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$498,450; Multi-Sector Fixed Income Investments--$70,724; Mortgage Backed Investments--$171,684 and Balanced Investments--$131,351.

   For the fiscal years ended August 31, 2001 and 2000 the Portfolios accrued investment management and administration fees as follows:

                                          2001         2001         2000          2000
                                       ---------- -------------- ----------- --------------
                                       Management Administration Management  Administration
Portfolio                                 Fee          Fee          Fee           Fee
---------                              ---------- -------------- ----------- --------------
Government Money Investments.......... $  330,635   $  440,853   $   353,955   $  542,112
High Yield Investments................  1,467,585      419,310       797,658      227,902
Intermediate Fixed Income Investments.  1,937,924      918,197     2,652,133    1,280,232
Long-Term Bond Investments............    271,203      135,601       356,034      178,017
Municipal Bond Investments............    155,880       77,940       225,438      112,719
Mortgage Backed Investments...........    477,750      191,100       550,030      220,012
Balanced Investments..................    285,967       99,021       400,180      137,760
Large Capitalization Value Equity
  Investments.........................  8,136,511    3,589,330     8,722,993    3,753,593
Large Capitalization Growth
  Investments.........................  8,834,149    3,942,372    10,060,076    5,084,520
Small Capitalization Value Equity
  Investments.........................  4,439,486    1,521,274     4,199,206    1,513,068
Small Capitalization Growth
  Investments.........................  7,003,613    2,092,586     8,804,328    2,862,089
International Equity Investments......  6,682,515    2,235,298     9,305,764    3,299,702
International Fixed Income Investments  1,065,475      426,190     1,219,508      485,469
Emerging Markets Equity Investments...  2,302,788      511,731     2,491,540      553,676
Multi-Sector Fixed Income Investments.    140,144       64,245        98,644       50,248

   For the fiscal year ended August 31, 2001, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$305,352; Multi-Sector Fixed Income Investments--$55,692; Mortgage Backed Investments--$146,252 and Balanced Investments--$164,803.

   For the fiscal year ended August 31, 2000, management, administration and custody fees, in the aggregate, were waived as follows: Government Money Investments--$413,632; Multi-Sector Fixed Income Investments--$94,359; Mortgage Backed Investments--$179,068 and Balanced Investments--$106,924.

   The Manager has agreed to waive a portion of the fees otherwise payable to it by certain of the Trust's Portfolios so that the Manager would retain, as its annual management fee, no more than 0.80% of each such Portfolio's average daily net assets.

   SBFM, through its predecessors, was incorporated on March 12, 1968 under the laws of Delaware and converted to a Delaware Limited Liability Company in 1999. SBFM is a registered investment adviser. SBFM renders investment advice to investment companies that had aggregate assets under management as of November 30, 2002 in excess of $100 billion. The Consulting Group, a division of SBFM, has extensive experience in providing investment adviser selection services. The Consulting Group, through its predecessors, was established in 1973 with the primary objective of matching the investment needs of institutional and individual clients with appropriate and qualified money management organizations throughout the nation. In 1989, the Consulting Services Division was restructured and its research and investment advisory evaluation services functions were segregated and named the Consulting Group. The Consulting Group's analysts, in the aggregate, have many years of experience performing asset manager searches for institutional and individual clients. These analysts rely on the Manager's comprehensive database of money management firms, through which the Manager tracks the historic and ongoing performance of over 800 of the more than 16,000 registered investment advisers, and annually conducts over 300 on-site evaluation visits to advisors. As of September 30, 2002, the Consulting Group provided services with respect to over $ 201.3 billion in client assets representing approximately 674,144 separate accounts under a variety of programs designed for individual and institutional investors.

   The Manager and each Subadviser pay the salaries of all officers and employees who are employed by them and the Trust, and the Manager maintains office facilities for the Trust. The Manager and the Subadvisers bear all expenses in connection with the performance of their respective services under the Management Agreement, the Advisory Agreements, and the Administration Agreement.

   As noted in the Prospectus, subject to the supervision and direction of the Manager and, ultimately, the Board of Trustees, each Subadviser manages the securities held by the Portfolio it serves in accordance with that Portfolio's stated investment objectives and policies, makes investment decisions for the Portfolio and places orders to purchase and sell securities on behalf of the Portfolio.

   The Management Agreements and Advisory Agreements have an initial term of two years and continue in effect thereafter if such continuance is specifically approved at least annually by the Trust's Board of Trustees or by a majority of the outstanding voting securities of the Portfolio, and in either event, by a majority of the independent trustees of the Portfolio's board with such independent trustees casting votes in person at a meeting called for such purpose, or by a vote of a majority of the outstanding shares. In approving the continuation of the Management Agreements and the Portfolio's Advisory Agreements, the board, including the independent trustees, considered the reasonableness of the advisory fee in light of the extent and quality of the advisory services provided and any additional benefits received by the manager or its affiliates in connection with providing services to the Trust, compared to the fees charged by the manager to those paid by similar funds or clients for comparable services, and analyzed the expenses incurred by the manager with respect to the Portfolio. The board also considered the Portfolio's performance relative to a selected peer group and to other benchmarks, the expense ratio of the Portfolio in comparison to other funds of comparable size and other factors. Specifically, the board noted information received at regular meetings throughout the year related to Portfolio performance and manager services, and benefits potentially accruing to the manager and its affiliates from securities lending, administrative and brokerage relationships with affiliates of the manager, as well as research services received by the manager from broker/dealers who execute transactions on behalf of the Portfolio. After requesting and reviewing such information as they deemed necessary, the board concluded that the continuation of the Management Agreements and Advisory Agreements were in the best interests of the Trust and its shareholders. No single factor reviewed by the board was identified by the board as the principal factor in determining to renew the Management Agreements and Advisory Agreements with the manager. The independent trustees were advised by separate independent legal counsel throughout the process. The Trust or the manager may terminate the Management Agreements and Advisory Agreements on sixty days' written notice without penalty. The Management Agreements and Advisory Agreements will terminate automatically in the event of assignment (as defined in the 1940 Act).

   Subject to the supervision and direction of the Board of Trustees, the Manager provides to the Trust investment management evaluation services principally by performing initial due diligence on prospective Subadvisers for the Portfolios and thereafter monitoring each Subadviser's performance through quantitative and qualitative analysis as well as periodic in-person, telephonic and written consultations with Subadvisers. In evaluating prospective Subadvisers, the Manager considers, among other factors, each Subadviser's level of expertise, relative performance and consistency of performance over a minimum period of five years, level of adherence to investment discipline or philosophy, personnel, facilities, financial strength and quality of service and client communications. The Manager has responsibility for communicating performance expectations and evaluations to Subadvisers and ultimately recommending to the Board of Trustees whether Subadvisers' contracts should be renewed, modified or terminated. The Manager provides written reports to the Board of Trustees regarding the results of its evaluations and monitoring functions. The Manager is also responsible for conducting all operations of the Trust except those operations contracted to the Subadviser, custodian, transfer agent or administrator.

   Investors should be aware that the Manager may be subject to a conflict of interest when making decisions regarding the retention and compensation of particular Subadvisers. However, the Manager's decisions, including the identity of a Subadviser and the specific amount of the Manager's compensation to be paid to a Subadviser, are subject to review and approval by a majority of the Board of Trustees and separately by a majority of the Trustees who are not affiliated with the Manager or any of its affiliates.

   Investors should also be aware that through Smith Barney Advisory Services, the Consulting Group serves as investment adviser to each participant in such service and receives a fee from each participant that does not vary based on the Portfolios of the Trust recommended for the participant's investments. At the same time, the Consulting Group serves as the Trust's Manager with responsibility for identifying, retaining, supervising and compensating each Portfolio's Subadviser and receives a fee from each Portfolio of the Trust. The portion of such fee that is retained by the Manager varies based on the Portfolio involved. Consequently, the Consulting Group, when making asset allocation recommendations for participants in Smith Barney Advisory Services, may be presented with a conflict of interest as to the specific Portfolios of the trust recommended for investment. The Consulting Group, however, is subject to and intends to comply fully with standards of fiduciary duty that require that it act solely in the best interest of the participant when making investment recommendations.

   The Trust has received an exemption (the "Exemption") from certain provisions of the 1940 Act that would otherwise require the Manager to obtain formal shareholder approval prior to engaging and entering into investment advisory agreements with Subadvisers. The Exemption is based on among other things: (1) the Manager will select, monitor, evaluate and allocate assets to the Subadvisers and ensure that the Subadvisers comply with a Portfolio's investment objective, policies and restrictions; (2) shares of a Portfolio relying on the Exemption will not be subject to any sales loads or redemption fees or other charges for redeeming shares; (3) the Trust will provide to shareholders certain information about a new Subadviser and its investment advisory contract within 90 days of the engagement of new Subadviser; (4) the Trust will disclose in its prospectus the terms of the Exemption; and (5) the Trustees, including a majority of the "non-interested" Trustees, must approve each investment advisory contract in the manner required under the 1940 Act. Any changes to the Management Agreement between the Trust and the Manager still require shareholder approval.

Code of Ethics

   Pursuant to Rule 17j-1 of the 1940 Act, each of the Trust, its investment adviser and each sub-adviser and principal underwriter has adopted a code of ethics that permits personnel to invest in securities for their own accounts, including securities that may be purchased or held by a Portfolio of the Trust. All personnel must place the interests of clients first and avoid activities, interests and relationships that might interfere with the duty to make decisions in the best interests of the clients. All personal securities transactions by employees must adhere to the requirements of the code and must be conducted in such a manner as to avoid any actual or potential conflict of interest, the appearance of such a conflict, or the abuse of an employee's position of trust and responsibility.

   A copy of the Trust's code of ethics is on file with the SEC.

Auditors

   KPMG LLP, 757 Third Avenue, New York, New York 10017, currently serves as the independent auditors of the Trust and rendered an opinion on the Trust's most recent financial statements and financial highlights.

   Organization of the Trust. The Trust has been organized as an unincorporated business trust under the laws of The Commonwealth of Massachusetts pursuant to a Master Trust Agreement dated April 12, 1991, as amended from time to time (the "Trust Agreement").

   In the interest of economy and convenience, certificates representing shares in the Trust are not physically issued. PFPC Global Fund Services maintains a record of each shareholder's ownership of Trust shares. Shares do not have cumulative voting rights, which means that holders of more than 50% of the shares voting for the election of Trustees can elect all Trustees. Shares are transferable, but have no preemptive, conversion or subscription rights. Shareholders generally vote on a Trust-wide basis, except with respect to continuation of the Advisory Agreements, in which case shareholders vote by Portfolio.

   Massachusetts law provides that shareholders could, under certain circumstances, be held personally liable for the obligations of the Trust. The Trust Agreement disclaims shareholder liability for acts or obligations of the Trust, however, and requires that notice of the disclaimer be given in each agreement, obligation or instrument entered into or executed by the Trust or a Trustee. The Trust Agreement provides for indemnification from the Trust's property for all losses and expenses of any shareholder held personally liable for the obligations of the Trust. Thus, the risk of a shareholder's incurring financial loss on account of shareholder liability is limited to circumstances in which the Trust would be unable to meet its obligations, a possibility that the Trust's management believes is remote. Upon payment of any liability incurred by the Trust, the shareholder paying the liability will be entitled to reimbursement from the general assets of the Trust. The Trustees intend to conduct the operations of the Trust in a manner so as to avoid, as far as possible, ultimate liability of the shareholders for liabilities of the Trust.

                              PURCHASE OF SHARES

   Purchases of shares of a Portfolio through an Advisory Service must be made through a brokerage account maintained with CGM. Payment for Portfolio shares must be made by check directly to CGM or to a broker that clears securities transactions through CGM. No brokerage account or inactivity fee is charged in connection with a brokerage account through which an investor purchases shares of a Portfolio.

   Shares of the Portfolios are available exclusively to participants in Advisory Services and certain asset based fee programs and are generally designed to relieve investors of the burden of devising an asset allocation strategy to meet their individual needs as well as selecting individual investments within each asset category among the myriad choices available. Advisory Services generally provide investment advice in connection with investments among the Trust's Portfolios by identifying the investor's risk tolerances and investment objectives through evaluation of an investment questionnaire; identifying and recommending in writing an appropriate allocation of assets among the Portfolios that conform to those tolerances and objectives in a written recommendation; and providing, on a periodic basis, a written monitoring report to the investor containing an analysis and evaluation of an investor's account and recommending any appropriate changes in the allocation of assets among the Portfolios. Usually under an Advisory Service, all investment decisions ultimately rest with the investor and investment discretion is not given to the investment adviser.

   The TRAK(R) Personalized Investment Advisory Service ("TRAK") sponsored by CGM is one such advisory service. Under the TRAK program, the Consulting Group, in its capacity as investment adviser to participants in TRAK, generally directly provides to investors asset allocation recommendations and related services with respect to the Portfolios based on an evaluation of an investor's investment objective and risk tolerances. Shares of the Portfolios are offered for purchase and redemption at their respective net asset value next determined, without imposition of any initial or contingent deferred sales charge except that the Consulting Group is paid directly by the investors purchasing Portfolio shares based on the recommendation of investment advisers other than the Consulting Group, and investors who contract with the Consulting Group for services other than those described above, pay, in lieu of TRAK charges, different fees for different levels of services as agreed upon with their investment advisers.

                             REDEMPTION OF SHARES

   Detailed information on how to redeem shares of a Portfolio is included in the Prospectus. The right of redemption of shares of a Portfolio may be suspended or the date of payment postponed (i) for any periods during which the New York Stock Exchange, Inc. (the "NYSE") is closed (other than for customary weekend and holiday closings), (ii) when trading in the markets a Portfolio normally utilizes is restricted, or an emergency, as defined by the rules and regulations of the SEC, exists making disposal of a Portfolio's investments or determination of its net asset value not reasonably practicable or (iii) for such other periods as the SEC by order may permit for the protection of a Portfolio's shareholders.

                              REDEMPTIONS IN KIND

   If the Board of Trustees determines that it would be detrimental to the best interests of a Portfolio's shareholders to make a redemption payment wholly in cash, the Portfolio may pay, in accordance with rules adopted by the SEC, any portion of a redemption in excess of the lesser of $250,000 or 1% of the Portfolio's net assets by a distribution in kind of readily marketable portfolio securities in lieu of cash. Redemptions failing to meet this threshold must be made in cash. Shareholders receiving distributions in kind of portfolio securities may incur brokerage commissions when subsequently disposing of those securities.

                                NET ASSET VALUE

   Each Portfolio's net asset value per share is calculated by SBFM on each day, Monday through Friday, except days on which the NYSE is closed. The NYSE is currently scheduled to be closed on New Year's Day, Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving and Christmas, and on the preceding Friday when one of those holidays falls on a Saturday or on the subsequent Monday when one of those holidays falls on a Sunday. On those days, securities held by a Portfolio may nevertheless be actively traded and the value of that Portfolio's shares could be significantly affected.

   Net asset value per share is determined as of the close of trading on the NYSE and is computed by dividing the value of a Portfolio's net assets by the total number of its shares outstanding. Securities that are primarily traded on foreign exchanges are generally valued for purposes of calculating a Portfolio's net asset value at the preceding closing values of the securities on their respective exchanges, except that, when an occurrence subsequent to the time a value was so established is likely to have changed that value, the fair market value of those securities will be determined by consideration of other factors by or under the direction of the Board of Trustees. A security that is primarily traded on a domestic or foreign stock exchange is valued at the last sale price on that exchange as reported to a Portfolio or, if no sales occurred during the day, these investments are quoted at the mean between the current bid and ask prices. Portfolio securities listed on the NASDAQ National Market System for which market quotations are available are valued at the official closing price. If there is no official closing price, the securities are valued at the last sale price. A security that is listed or traded on more than one exchange is valued for purposes of calculating a Portfolio's net asset value at the quotation on the exchange determined to be the primary market for the security. Debt securities of U.S. issuers (other than U.S. Government Securities and short-term investments) are valued by SBFM after consultation with an independent pricing service. When, in the judgment of the pricing service, quoted bid prices are available and are representative of the bid side of the market, these investments are valued at the mean between the quoted bid and ask prices. Investments for which no readily obtainable market quotations are available, in the judgment of the pricing service, are carried at market value as determined by using various pricing matrices. The procedures of the pricing service are reviewed periodically by the officers of the Trust under the general supervision and responsibility of the Board of Trustees. An option written by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last offer price. An option purchased by a Portfolio is generally valued at the last sale price or, in the absence of the last sale price, the last bid price. The value of a futures contract is equal to the unrealized gain or loss on the contract determined by marking the contract to the current settlement price for a like contract on the valuation date of the futures contract. A settlement price may not be used if the market makes a limit move with respect to a particular futures contract or if the securities underlying the futures contract experience significant price fluctuations after the determination of the settlement price. When a settlement price cannot be used, futures contracts will be valued at their fair market value as determined by or under the direction of the Board of Trustees.

   All assets and liabilities initially expressed in foreign currency values will be converted into U.S. dollar values at the mean between the bid and offered quotations of the currencies against U.S. dollars as last quoted by a recognized dealer. If the bid and offered quotations are not available, the rate of exchange will be determined in good faith by or under the direction of the Board of Trustees. In carrying out the Board's valuation policies, SBFM may consult with an independent pricing service retained by the Trust.

   The valuation of the securities held by a Portfolio in U.S. dollar-denominated securities with less than 60 days to maturity are based upon their amortized cost, which does not take into account unrealized capital gains or losses. Amortized cost valuation involves initially valuing an instrument at its cost and, thereafter, assuming a constant amortization to maturity of any discount or premium, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the Portfolio would receive if it sold the instrument.

                         DETERMINATION OF PERFORMANCE

   From time to time, the Trust may quote a Portfolio's yield or total return in advertisements or in reports and other communications to shareholders.

Yield and Equivalent Taxable Yield

   For a Portfolio other than Government Money Investments, the 30-day yield figure described in the Prospectus is calculated according to a formula prescribed by the SEC, expressed as follows:

                         YIELD = 2[(a - b + 1)/6 - /1]
                                    -----
                                       cd

        Where:  a =   dividends and interest earned during the period

                b =   expenses accrued for the period (net of reimbursement), including a ratable portion of the maximum annual fee for participation in TRAK.

                c =   the average daily number of shares outstanding during the period that were entitled to receive dividends.

                d =   the maximum offering price per share on the last day of the period.

   For the purpose of determining the interest earned (variable "a" in the formula) on debt obligations that were purchased by a Portfolio at a discount or premium, the formula generally calls for amortization of the discount or premium; the amortization schedule will be adjusted monthly to reflect changes in the market values of the debt obligations.

   A Portfolio's equivalent taxable 30-day yield is computed by dividing the portion of the Portfolio's 30-day yield that is tax exempt by one minus a stated income tax rate and adding the product to any portion of the Portfolio's yield that is not tax exempt.

   The yield for Municipal Bond Investments for the 30-day period ended August 31, 2002 was 3.68%. The equivalent taxable yield for that same period was 5.99%, assuming the payment of federal income taxes at a rate of 38.6%.

   The yields for the thirty-day period ended August 31, 2002 for the following funds were:

                Portfolio                                Yield
                ---------                                -----
                Long-Term Bond Investments..............  5.51%
                Intermediate Fixed Income Investments...  5.03%
                International Fixed Income Investments..  2.46%
                Mortgage Backed Investments.............  8.91%
                High Yield Investments.................. 10.02%

   The yield for Government Money Investments is computed by: (a) determining the net change, exclusive of capital changes, in the value of a hypothetical pre-existing account in the Portfolio having a balance of one share at the beginning of a seven day period for which yield is to be quoted; (b)
subtracting a hypothetical charge reflecting deductions from shareholder accounts; (c) dividing the difference by the value of the account at the beginning of the period to obtain the base period return; and (d) annualizing the results (i.e., multiplying the base period return by 365/7). The net change in the value of the account reflects the value of additional shares purchased with dividends declared on the original share and any such additional shares, but does not include realized gains and losses or unrealized appreciation and depreciation. In addition, the Portfolio may calculate a compound effective annualized yield by adding one to the base period return (calculated as described above), raising the sum to a power equal to 365/7 and subtracting one.

   Investors should recognize, that in periods of declining interest rates, a Portfolio's yield will tend to be somewhat higher than prevailing market rates, and in periods of rising interest rates will tend to be somewhat lower. In addition, when interest rates are falling, the inflow of net new money to a Portfolio from the continuous sale of its shares will likely be invested in instruments producing lower yields than the balance of its portfolio of securities, thereby reducing the current yield of the Portfolio. In periods of rising interest rates the opposite can be expected to occur.

   For the seven-day period ended August 31, 2002, the yield for the Government Money Investments portfolio was 1.24% (the effective yield was 1.25%) with an average dollar-weighted portfolio maturity of 27 days.

Average Annual Total Return

   From time to time, the Trust may advertise a Portfolio's "average annual total return" over various periods of time. This total return figure shows the average percentage change in value of an investment in that Portfolio from the beginning date of the measuring period to the ending date of the measuring period and is reduced by the maximum Salomon Smith Barney Advisory Service fee during the measuring period. The figure reflects changes in the price of a Portfolio's shares and assumes that any income, dividends and/or capital gains distributions made by a Portfolio during the period are reinvested in shares of that Portfolio. Figures will be given for recent one-, five- and ten-year periods (if applicable) and may be given for other periods as well (such as from commencement of the Portfolios' operations or on a year-by-year basis). Aggregate total returns also may be shown by means of schedules, charts or graphs, and may indicate subtotals of the various components of total return (that is, the change in value of initial investment, income dividends and capital gains distributions).

   In reports or other communications to shareholders or in advertising material, a Portfolio may quote total return figures that do not reflect Smith Barney Advisory Service fees (provided that these figures are accompanied by standardized total return figures calculated as described above), as well as compare its performance with that of other mutual funds as listed in the rankings prepared by Lipper, Inc. or similar independent services that monitor the performance of mutual funds or with other appropriate indices of investment securities. The performance information also may include evaluations of a Portfolio published by nationally recognized ranking services and by financial publications that are nationally recognized, such as Barron's, Business Week, CDA Investment Technologies, Inc., Changing Times, Forbes, Fortune, Institutional Investor, Investor's Business Daily, Kiplinger's Personal Finance Magazine, Money, Morningstar Mutual Fund Values, The New York Times, USA Today and The Wall Street Journal.

   A Portfolio's average annual total return figures are computed according to a formula prescribed by the SEC, expressed as follows:

                                P(1+T)/n/ = ERV

Where:
     P =   a hypothetical initial payment of $1,000

     T =   average annual total return, including the effect of the maximum annual fee for participation in TRAK.

     n =   number of years

   ERV =   Ending Redeemable Value of a hypothetical $1,000 investment made at the beginning of a 1-, 5- or 10-year period at the end of a 1-, 5- or 10-year period (or fractional portion thereof), assuming reinvestment of all dividends and distributions and the effect of the maximum annual fee for participation in TRAK.

   The ERV assumes complete redemption of the hypothetical investment at the end of the measuring period.

   A Portfolio's net investment income changes in response to fluctuations in interest rates and the expenses of the Portfolio. A Portfolio's performance will vary from time to time depending upon market conditions, the composition of its portfolio and its operating expenses. Consequently, any given performance quotation should not be considered representative of a Portfolio's performance for any specified period in the future. In addition, because performance will fluctuate, it may not provide a basis for comparing an investment in a Portfolio with certain bank deposits or other investments that pay a fixed yield for a stated period of time. Investors comparing a Portfolio's performance with that of other mutual funds should give consideration to the quality and maturity of the respective investment companies' portfolio securities.

   Comparative performance information may be used from time to time in advertising the Portfolios' shares, including data from Lipper, Inc., S&P 500, the Dow Jones Industrial Average and other industry publications.

   The Portfolios' average annual total returns without the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

                                                         From              From             From
                                                   September 1, 2001 September 1, 1997  Inception****
                                                        through           through          through
Portfolio                                           August 31, 2002   August 31, 2002  August 31, 2002
---------                                          ----------------- ----------------- ---------------
Government Money Investments......................        1.80%             4.37%            4.24%
High Yield Investments*...........................      (7.75)%            N/A             (4.26)%*
Intermediate Fixed Income Investments.............        4.73%             6.35%            6.43%
Long-Term Bond Investments........................        4.75%             6.97%            6.77%
Municipal Bond Investments........................        5.88%             5.63%            6.02%
Mortgage Backed Investments.......................        8.12%             7.31%            6.89%
Multi-Sector Fixed Income Investments+............        3.51%            N/A               6.57%+
Balanced Investments**............................      (9.42)%             1.18%            6.98%**
Large Capitalization Value Equity Investments.....     (15.71)%             1.67%            8.71%
Large Capitalization Growth Investments...........     (26.28)%           (3.21)%            6.72%
Small Capitalization Value Equity Investments.....      (2.85)%             3.94%            9.47%
Small Capitalization Growth Investments...........     (26.51)%           (4.68)%            8.70%
International Equity Investments..................     (16.08)%           (1.73)%            3.59%
International Fixed Income Investments............        8.39%             3.55%            6.30%****
Emerging Markets Equity Investments***............        2.62%           (9.24)%          (3.57)%***

--------
*   High Yield Investments commenced operations on July 13, 1998.
**  Balanced Investments commenced operations on February 16, 1993.
*** Emerging Market Equity Investments commenced operations on April 21, 1994. **** The remaining Portfolios commenced operations on November 18, 1991.
+   Multi-Sector Fixed Income Investments commenced operations on October 1,
    1999.

   The Portfolios' average annual total returns with the effect of the maximum annual fee for participation in TRAK and with the effect of fee waivers were as follows:

                                                         From              From             From
                                                   September 1, 2001 September 1, 1997  Inception****
                                                        through           through          through
Portfolio                                           August 31, 2002   August 31, 2002  August 31, 2002
---------                                          ----------------- ----------------- ---------------
Government Money Investments......................        0.29%             2.82%            2.68%
High Yield Investments............................      (9.12)%             N/A             (5.68)%*
Intermediate Fixed Income Investments.............        3.17%             4.77%            4.85%
Long-Term Bond Investments........................        3.19%             5.37%            5.18%
Municipal Bond Investments........................        4.31%             4.05%            4.44%
Mortgage Backed Investments.......................        6.51%             5.72%            5.30%
Multi-Sector Fixed Income Investments.............        1.96%             N/A              4.98%+
Balanced Investments..............................     (10.77)%            (0.32)%           5.39%**
Large Capitalization Value Equity Investments.....     (16.96)%             0.16%            7.09%
Large Capitalization Growth Investments...........     (27.38)%            (4.65)%           5.13%
Small Capitalization Value Equity Investments.....      (4.30)%             2.39%            7.84%
Small Capitalization Growth Investments...........     (27.60)%            (6.10)%           7.09%
International Equity Investments..................     (17.33)%            (3.20)%           2.05%
International Fixed Income Investments............        6.78%             2.00%            4.71%
Emerging Markets Equity Investments...............        1.09%           (10.59)%          (5.01)%***

--------
*    High Yield Investments commenced operations on July 13, 1998.
**   Balanced Investments commenced operations on February 16, 1993.
*** Emerging Market Equity Investments commenced operations on April 21, 1994. **** The remaining Portfolios commenced operations on November 18, 1991.
+    Multi-Sector Fixed Income Investments commenced operations on October 1,
     1999.

Average Annual Total Return (After Taxes on Distributions)

   From time to time a Portfolio may include after-tax performance information in advertisements. To the extent a Portfolio includes such information, it will be computed according to the following formulas:

     P(1 + T)/n/=ATV\\D\\

     Where:  P        =   a hypothetical initial payment of $1,000.
             T        =   average annual total return (after taxes on
                          distributions).
             n        =   number of years.
             ATV\\D\\ =   ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                          (or fractional portion thereof), after taxes on distributions but not after taxes on redemptions.

Average Annual Total Return (After Taxes on Distributions and Redemptions)

    P(1 + T)/n/=ATV\\DR\\

    Where:  P         =   a hypothetical initial payment of $1,000.
            T         =   average annual total return (after taxes on
                          distributions and redemption).
            n         =   number of years.
            ATV\\DR\\ =   ending value of a hypothetical $1,000 investment
                          made at the beginning of the 1-, 5- or 10-year period at the end of the 1-, 5- or 10-year period
                          (or fractional portion thereof), after taxes on distributions and redemptions.

                                     TAXES

   The following is a summary of certain material U.S. federal income tax considerations regarding the purchase, ownership and disposition of shares of the Portfolios by U.S. persons. This summary does not address all of the potential federal income tax consequences that may be applicable to a Portfolio or to all categories of investors, some of which may be subject to special tax rules. Each prospective shareholder is urged to consult his own tax adviser with respect to the specific federal, state, local and foreign tax consequences of investing in a Portfolio. The summary is based on the laws in effect on the date of this SAI, and existing judicial and administrative interpretations thereof, all of which are subject to change, possibly with retroactive effect.

The Portfolios and Their Investments

   Each Portfolio intends to continue to qualify in each year as a separate "regulated investment company" under the Code. To so qualify, each Portfolio must, among other things: (a) derive at least 90% of its gross income in each taxable year from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities, foreign currencies, or other income (including, but not limited to, gains from options, futures or forward contracts) derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each quarter of the Portfolio's taxable year,
(i) at least 50% of the market value of the Portfolio's assets is represented by cash, securities of other regulated investment companies, U.S. government securities and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5% of the Portfolio's assets and not greater than 10% of the outstanding voting securities of such issuer and (ii) not more than 25% of the value of its assets is invested in the securities (other than U.S. government securities or securities of other regulated investment companies) of any one issuer or any two or more issuers that the Portfolio controls and that are determined to be engaged in the same or similar trades or businesses or related trades or businesses.

   As a regulated investment company, a Portfolio will not be subject to federal income tax on the portion of its taxable investment income and capital gains that it distributes to its shareholders, provided that it satisfies a minimum distribution requirement. To satisfy the minimum distribution requirement, a Portfolio must distribute to its shareholders at least the sum of (i) 90% of its "investment company taxable income" (i.e., income other than its net realized long-term capital gain over its net realized short-term capital loss), plus or minus certain adjustments, and (ii) 90% of its net tax-exempt income for the taxable year. Each Portfolio will be subject to income tax at regular corporation rates on any taxable income or gains that it does not distribute to its shareholders.

   The Code imposes a 4% nondeductible excise tax on a Portfolio to the extent it does not distribute by the end of any calendar year at least the sum of (i) 98% of its ordinary income for that year and (ii) 98% of its capital gains (both long-term and short-term) for the one-year period ending, as a general rule, on October 31 of that year. For this purpose, however, any ordinary income or net capital gain retained by a Portfolio that is subject to corporate income tax will be considered to have been distributed by year-end. In addition, the minimum amounts that must be distributed in any year to avoid the excise tax will be increased or decreased to reflect any underdistribution or overdistribution, as the case may be, from the previous year. Each Portfolio anticipates that it will pay such dividends and will make such distributions as are necessary in order to avoid the application of this excise tax.

   If, in any taxable year, a Portfolio fails to qualify as a regulated investment company under the Code or fails to meet the distribution requirement, it would be taxed in the same manner as an ordinary corporation and distributions to its shareholders would not be deductible by the Portfolio in computing its taxable income. In addition, in the event of a failure to qualify, a Portfolio's distributions, to the extent derived from its current or accumulated earnings and profits would constitute dividends that are taxable to shareholders as dividend income, even though those distributions might otherwise (at least in part) have been treated in the shareholders' hands as a long-term capital gain or as tax-exempt interest. Moreover, if a Portfolio fails to qualify as a regulated investment company in any year, it must pay out its earnings and profits accumulated in that year in order to qualify again as a regulated investment company. If a Portfolio failed to qualify as a regulated investment company for a period greater than one taxable year, the Portfolio may be required to recognize any net built-in gains with respect to certain of its assets (i.e., the excess of the aggregate gains, including items of income, over aggregate losses that would have been realized if it had been liquidated) in order to qualify as a regulated investment company in a subsequent year.

   As described above, a Portfolio may invest in certain types of warrants, foreign currencies, forward contracts, options and futures contracts. The Portfolios anticipate that these investment activities will not prevent them from qualifying as regulated investment companies.

   A Portfolio's transactions in foreign currencies, forward contracts, options and futures contracts (including options and futures contracts on foreign currencies) will be subject to special provisions of the Code (including provisions relating to "hedging transactions" and "straddles") that, among other things, may affect the character of gains and losses realized by that Portfolio (i.e., may affect whether gains or losses are ordinary or capital and, if capital, the extent to which they are long-term or short-term), accelerate recognition of income to the Portfolio and defer Portfolio losses. These rules could therefore affect the character, amount and timing of distributions to shareholders. These provisions also (i) will require a Portfolio to mark-to-market certain types of positions in its portfolio (i.e., treat them as if they were closed out at the end of each year), and (ii) may cause the Portfolio to recognize income without receiving cash with which to pay dividends or make distributions in amounts necessary to satisfy the distribution requirements for avoiding income and excise taxes that are referred to above. Each Portfolio will monitor its transactions, will make the appropriate tax elections, if any, and will make the appropriate entries in its books and records when it acquires any foreign currency, forward contract, option, futures contract or hedged investment in order to mitigate the effect of these rules and seek to prevent disqualification of the Portfolio as a regulated investment company.

   A Portfolio's investment in so-called "section 1256 contracts," such as regulated futures contracts, most foreign currency forward contracts traded in the interbank market and options on most stock indices, are subject to special tax rules. All section 1256 contracts held by a Portfolio at the end of its taxable year are required to be marked to their market value, and any unrealized gain or loss on those positions will be included in the Portfolio's income as if each position had been sold for its fair market value at the end of the taxable year. The resulting gain or loss will be combined with any gain or loss realized by the Portfolio from positions in section 1256 contracts closed during the taxable year. Provided such positions were held as capital assets and were not part of a "hedging transaction" nor part of a "straddle," 60% of the resulting net gain or loss will be treated as long-term capital gain or loss, and 40% of such net gain or loss will be treated as short-term capital gain or loss, regardless of the period of time the positions were actually held by the Portfolio.

   A Portfolio may be required to treat amounts as taxable income or gain, subject to the distribution requirements referred to above, even though no corresponding amounts of cash are received concurrently, as a result of (1) mark to market, constructive sale or other rules applicable to PFICs (as defined below) or partnerships or trusts in which the Portfolio invests or to certain options, futures or forward contracts, or "appreciated financial positions" or (2) the inability to obtain cash distributions or other amounts due to currency controls or restrictions on repatriation imposed by a foreign country with respect to a Portfolio's investments (including through depositary receipts) in issuers in such country or (3) tax rules applicable to debt obligations acquired with "original issue discount," including zero-coupon or deferred payment bonds and pay-in-kind debt obligations, or to market discount if an election is made with respect to such market discount. A Portfolio may therefore be required to obtain cash to be used to satisfy these distribution requirements by selling securities at times that it might not otherwise be desirable to do so or borrowing the necessary cash, thereby incurring interest expenses.

   As a general rule, a Portfolio's gain or loss on a sale or exchange of an investment will be a long-term capital gain or loss if the Portfolio has held the investment for more than one year and will be a short-term capital gain or loss if it has held the investment for one year or less. Gains or losses on the sale of debt securities denominated in a foreign currency may be re-characterized as ordinary income or losses, as described below.

   A Portfolio is permitted to carry forward any unused capital losses to be utilized to offset its capital gains realized during the eight-year period following the year in which the losses arose, which will reduce the net realized capital gains (if any) required to be distributed to shareholders for those years.

   On August 31, 2002, the unused capital loss carryovers, by Portfolio, were approximately as follows: Large Capitalization Value Equity, $16,807,000; Large Capitalization Growth, $192,255,000; Government Money Investments, $37,000; Intermediate Fixed Income Investments, $7,444,000; Municipal Bonds Investments, $2,517,000; Mortgage Backed Investments, $643,000; High Yield Investments, $55,346,000; International Fixed Income Investments, $5,743,000; Small Capitalization Growth Investments, $270,407,000, International Equity Investments, $216,396,000, Balanced Investments, $2,221,000 and Emerging Markets Equity Investments, $127,474,000. For federal income tax purposes, these amounts are available to be applied against future capital gains of the Portfolio that has the carryovers, if any, that are realized prior to the expiration of the applicable carryover. The carryovers expire as follows:

                                                             August 31,
                                        -----------------------------------------------------
PORTFOLIO                               2003 2004 2005 2006  2007    2008   2009     2010
---------                               ---- ---- ---- ---- ------- ------ ------ -----------
                                                           (in thousands)
Large Capitalization Value Equity......  --   --   --   --       --     --     -- $    16,807
Large Capitalization Growth Investments  --   --   --   --       --     --     --     192,255
Government Money....................... $ 8  $ 8   --   --       -- $   10 $   11          --
Intermediate Fixed Income..............  --   --   --   --       --  7,444     --          --
Municipal Bonds........................  --   --   --   --       --    442  2,075          --
Mortgage Backed........................  --   --   --   --       --    226    417          --
High Yield.............................  --   --   --   --       --  4,320  5,867  45,159,000
Small Capitalization Growth Investments  --   --   --   --       --     --     --     270,407
International Equity...................  --   --   --   --       --     --     --     216,396
Balanced Investments...................  --   --   --   --       --     --     --       2,221
International Fixed Income.............  --   --   --   --       --  1,143  4,600          --
Emerging Markets Equity................  --   --   --   --  $83,792     --  2,094      41,588

   Foreign Investments. Dividends or other income (including, in some cases, capital gains) received by a Portfolio from investments in foreign securities may be subject to withholding and other taxes imposed by foreign countries. Tax conventions between certain countries and the United States may reduce or eliminate such taxes in some cases. A Portfolio will not be eligible to elect to treat any foreign taxes paid by it as paid by its shareholders, who therefore will not be entitled to deductions or credits for such taxes on their own tax returns. Foreign taxes paid by a Portfolio will reduce the return from the Portfolio's investments.

   If a Portfolio purchases shares in certain foreign investment entities, called "passive foreign investment companies" ("PFICs"), it may be subject to U.S. federal income tax on a portion of any "excess distribution" or gain from the disposition of such shares even if such income is distributed as a taxable dividend by the Portfolio to its shareholders. Additional charges in the nature of interest may be imposed on the Portfolio in respect of deferred taxes arising from such distributions or gains.

   If a Portfolio were to invest in a PFIC and elect to treat the PFIC as a "qualified electing fund" under the Code, in lieu of the foregoing requirements, the Portfolio might be required to include in income each year a portion of the ordinary earnings and net capital gains of the qualified electing fund, even if not distributed to the Portfolio, and such amounts would be subject to the 90% and excise tax distribution requirements described above. In order to make this election, the Portfolio would be required to obtain certain annual information from the PFICs in which it invests, which may be difficult or impossible to obtain.

   Alternatively, a Portfolio may make a mark-to-market election that will result in the Portfolio being treated as if it had sold and repurchased all of the PFIC stock at the end of each year. In such case, the Portfolio would report any such gains as ordinary income and would deduct any such losses as ordinary losses to the extent of previously recognized gains. The election, once made, would be effective for all subsequent taxable years of the Portfolio, unless revoked with the consent of the Internal Revenue Service. By making the election, a Portfolio could potentially ameliorate the adverse tax consequences with respect to its ownership of shares in a PFIC, but in any particular year may be required to recognize income in excess of the distributions it receives from PFICs and its proceeds from dispositions of PFIC stock. The Portfolio may have to distribute this "phantom" income and gain to satisfy the 90% distribution requirement and to avoid imposition of the 4% excise tax.

   Each Portfolio will make the appropriate tax elections, if possible, and take any additional steps that are necessary to mitigate the effect of these rules.

   Under Section 988 of the Code, gains or losses attributable to fluctuations in exchange rates between the time a Portfolio accrues income or receivables or expenses or other liabilities denominated in a foreign currency and the time the Portfolio actually collects such income or pays such liabilities are generally treated as ordinary income or ordinary loss. Similarly, gains or losses on foreign currency, foreign currency forward contracts, certain foreign currency options or futures contracts and the disposition of debt securities denominated in foreign currency, to the extent attributable to fluctuations in exchange rates between the acquisition and disposition dates, are also treated as ordinary income or loss.

Taxation of U.S. Shareholders

   Dividends and Distributions. Dividends and other distributions by a Portfolio are generally treated under the Code as received by the shareholders at the time the dividend or distribution is made. However, any dividend or distribution declared by a Portfolio in October, November or December of any calendar year and payable to shareholders of record on a specified date in such a month shall be deemed to have been received by each shareholder on December 31 of such calendar year and to have been paid by the Portfolio not later than such December 31, provided such dividend is actually paid by the Portfolio during January of the following calendar year.

   Each Portfolio intends to distribute annually to its shareholders substantially all of its investment company taxable income, and any net realized long-term capital gains in excess of net realized short-term capital losses (including any capital loss carryovers). However, if a Portfolio retains for investment an amount equal to all or a portion of its net long-term capital gains in excess of its net short-term capital losses (including any capital loss carryovers), it will be subject to a corporate tax (currently at a maximum rate of 35%) on the amount retained. In that event, the Portfolio will designate such retained amounts as undistributed capital gains in a notice to its shareholders who (a) will be required to include in income for U.S. federal income tax purposes, as long-term capital gains, their proportionate shares of the undistributed amount, (b) will be entitled to credit their proportionate shares of the 35% tax paid by the Portfolio on the undistributed amount against their U.S. federal income tax liabilities, if any, and to claim refunds to the extent their credits exceed their liabilities, if any, and (c) will be entitled to increase their tax basis, for U.S. federal income tax purposes, in their shares by an amount equal to 65% of the amount of undistributed capital gains included in the shareholder's income. Organizations or persons not subject to U.S. federal income tax on such capital gains will be entitled to a refund of their pro rata share of such taxes paid by the Portfolio upon filing appropriate returns or claims for refund with the IRS.

   Distributions of net realized long-term capital gains that a Portfolio designates as capital gains dividends are taxable as long-term capital gains, whether paid in cash or in shares and regardless of how long a shareholder has held shares of the Portfolio. All other dividends paid by a Portfolio (including dividends from short-term capital gains) from its current and accumulated earnings and profits ("regular dividends") are generally subject to tax as ordinary income. However, any dividends paid by Municipal Bond Investments that are properly designated as exempt-interest dividends will not be subject to regular federal income tax.

   Under a recently enacted law special rules apply to regular dividends paid to individuals. Such a dividend, with respect to taxable years ending on or before December 31, 2008, may be subject to tax at the rates generally applicable to long-term capital gains for individuals (currently at a maximum rate of 15%), provided that the individual receiving the dividend satisfies certain holding period and other requirements. Dividends subject to these special rules are not actually treated as capital gains, however, and thus are not included in the computation of an individual's net capital gain and generally cannot be used to offset capital losses. The long-term capital gains rates will apply to: (i) 100% of the regular dividends paid by a Portfolio to an individual in a particular taxable year if 95% or more of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) in that taxable year is attributable to qualified dividend income received by the Portfolio; or (ii) the portion of the regular dividends paid by a Portfolio to an individual in a particular taxable year that is attributable to qualified dividend income received by the Portfolio in that taxable year if such qualified dividend income accounts for less than 95% of the Portfolio's gross income (ignoring gains attributable to the sale of stocks and securities except to the extent net short-term capital gain from such sales exceeds net long-term capital loss from such sales) for that taxable year. For this purpose, "qualified dividend income" generally means income from dividends received by the Portfolio after December 31, 2002 from U.S. corporations and qualifying foreign corporations, provided that the Portfolio satisfies certain holding period requirements in respect of the stock of such corporations and has not hedged its position in the stock in certain ways. However, qualified dividend income do not include any dividends received from tax exempt corporations. Also, dividends received by a Portfolio from a real estate investment trust or another regulated investment company generally are qualified dividend income only to the extent the dividend distributions are made out of qualified dividend income received by such real estate investment trust or other regulated investment company. In the case of securities lending transactions, payments in lieu of dividends are not qualified dividend income. If a shareholder elects to treat Portfolio dividends as investment income for purposes of the limitation on the deductibility of investment interest, such dividends would not be a qualified dividend income.

   We will send you information after the end of each year setting forth the amount of dividends paid by us that are eligible for the reduced rates.

   If an individual receives a dividend qualifying for the long-term capital gains rates and such dividend constitutes an "extraordinary dividend," and the individual subsequently recognizes a loss on the sale or exchange of stock in respect of which the extraordinary dividend was paid, then the loss will be long-term capital loss to the extent of such extraordinary dividend. An "extraordinary dividend" on common stock for this purpose is generally a dividend (i) in an amount greater than or equal to 10% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within an 85-day period or (ii) in an amount greater than or equal to 20% of the taxpayer's tax basis (or trading value) in a share of stock, aggregating dividends with ex-dividend dates within a 365-day period.

   Distributions in excess of a Portfolio's current and accumulated earnings and profits will, as to each shareholder, be treated as a tax-free return of capital to the extent of a shareholder's basis in his shares of the Portfolio, and as a capital gain thereafter (if the shareholder holds his shares of the Portfolio as capital assets). Shareholders receiving dividends or distributions in the form of additional shares should be treated for U.S. federal income tax purposes as receiving a distribution in an amount equal to the amount of money that the shareholders receiving cash dividends or distributions will receive, and should have a cost basis in the shares received equal to such amount.

   Dividends paid by a Portfolio that are declared from net investment income and are attributable to dividends received by the Portfolio from domestic corporations may qualify for the federal dividends-received deduction for corporations.

   If a Portfolio is the holder of record of any stock on the record date for any dividends payable with respect to the stock, these dividends will be included in the Portfolio's gross income as of the later of (i) the date the stock became ex-dividend with respect to the dividends (i.e., the date on which a buyer of the stock would not be entitled to receive the declared, but unpaid, dividends) or (ii) the date the Portfolio acquired the stock. Accordingly, in order to satisfy its income distribution requirements, a Portfolio may be required to pay dividends based on anticipated earnings, and shareholders may receive dividends in an earlier year than would otherwise be the case.

   Investors considering buying shares of a Portfolio on or just prior to the record date for a taxable dividend or capital gain distribution should be aware that even if the net asset value of the Portfolio's shares is reduced below the investor's cost as a result of the distribution, the amount of the forthcoming dividend or distribution payment will be a taxable dividend or distribution payment even though it may represent a return of invested capital.

   Interest on indebtedness incurred by a shareholder to purchase or carry shares of Municipal Bond Investments will not be deductible for federal income tax purposes. If a shareholder receives exempt-interest dividends with respect to any share of Municipal Bond Investments and if the share is held by the shareholder for six months or less, then any loss on the sale or exchange of the share may, to the extent of the exempt-interest dividends, be disallowed. In addition, the Code may require a shareholder that receives exempt-interest dividends to treat as taxable income a portion of certain otherwise non-taxable social security and railroad retirement benefit payments. Furthermore, a portion of any exempt-interest dividend paid by Municipal Bond Investments that represents income derived from certain revenue or private activity bonds held by the Portfolio may not retain its tax-exempt status in the hands of a shareholder who is a "substantial user" of a facility financed by such bonds, or a "related person" thereof. Moreover, some or all of the exempt-interest dividends distributed by Municipal Bond Investments may be a specific preference item, or a component of an adjustment item, for purposes of the federal individual and corporate alternative minimum taxes. In addition, the receipt of dividends and distributions from Municipal Bond Investments may affect a foreign corporate shareholder's federal "branch profits" tax liability and the federal "excess net passive income" tax liability of a shareholder of a Subchapter S corporation. Shareholders should consult their own tax advisors as to whether they are (i) "substantial users" with respect to a facility or "related" to such users within the meaning of the Code or (ii) subject to a federal alternative minimum tax, the federal "branch profits" tax, or the federal "excess net passive income" tax.

   Sales of Shares. Upon the sale or exchange of his shares, a shareholder will realize a taxable gain or loss equal to the difference between the amount realized and his basis in his shares. A redemption of shares by a Portfolio will be treated as a sale for this purpose. Such gain or loss will be treated as capital gain or loss if the shares are capital assets in the shareholder's hands, and will be long-term capital gain or loss if the shares are held for more than one year and short-term capital gain or loss if the shares are held for one year or less. Any loss realized on a sale or exchange will be disallowed to the extent the shares disposed of are replaced, including replacement through the reinvesting of dividends and capital gains distributions in the Portfolio, within a 61-day period beginning 30 days before and ending 30 days after the disposition of the shares. In such a case, the basis of the shares acquired will be increased to reflect the disallowed loss. Any loss realized by a shareholder on the sale of a Portfolio share held by the shareholder for six months or less will be treated for U.S. federal income tax purposes as a long-term capital loss to the extent of any distributions or deemed distributions of long-term capital gains received by the shareholder with respect to such share. If a shareholder incurs a sales charge in acquiring shares of the Portfolio, disposes of those shares within 90 days and then acquires shares in a mutual fund for which the otherwise applicable sales charge is reduced by reason of a reinvestment right (e.g., an exchange privilege), the original sales charge will not be taken into account in computing gain/loss on the original shares to the extent the subsequent sales charge is reduced. Instead, the disregarded portion of the original sales charge will be added to the tax basis of the newly acquired shares. Furthermore, the same rule also applies to a disposition of the newly acquired shares made within 90 days of the second acquisition. This provision prevents a shareholder from immediately deducting the sales charge by shifting his or her investment within a family of mutual funds.

   Notices. Each shareholder will receive after the close of the calendar year an annual statement as to the federal income tax status of his or her dividends and distributions for the prior calendar year. Each shareholder will also receive, if appropriate, various written notices after the close of a Portfolio's prior taxable year as to the federal income tax status of the Portfolio during the Portfolio's prior taxable year. Shareholders should consult their tax advisors as to any state and local taxes that may apply to these dividends and distributions and the possible availability of an exemption for dividends paid by a Portfolio attributable to interest the Portfolio earns from U.S. Government Obligations.

   Backup Withholding. If a shareholder fails to furnish a correct taxpayer identification number, fails to report fully dividend or interest income, or fails to certify that he or she has provided a correct taxpayer identification number and that he or she is not subject to "backup withholding," then the shareholder may be subject to a "backup withholding" tax with respect to (i) taxable dividends and distributions and (ii) the proceeds of any redemptions of Portfolio shares. An individual's taxpayer identification number is his or her social security number. The "backup withholding" tax is not an additional tax and may be credited against a taxpayer's federal income tax liability. Distributions to nonresident aliens and foreign entities may be subject to different tax rules, including other possible withholding taxes.

   The foregoing is only a summary of certain material tax considerations generally affecting the Portfolios and their shareholders, and is not intended as a substitute for careful tax planning. Shareholders are urged to consult their tax advisors with specific reference to their own tax situations, including their state and local tax liabilities.

                                  DISTRIBUTOR

   CGM, located at 388 Greenwich Street, New York, New York 10013, serves as the Portfolios' distributor pursuant to a written agreement, which was approved by the Trustees of the Trust, including a majority of the Independent Trustees. This agreement replaced a distribution agreement with CFBDS, Inc. CGM may be deemed to be an underwriter for purposes of the 1933 Act.

               CUSTODIAN, TRANSFER AGENT AND SUB-TRANSFER AGENT

   State Street Bank and Trust Company, a Massachusetts trust company, located at 225 Franklin Street, Boston, Massachusetts 02110, serves as the custodian for the Trust. Under its custody agreement with the Trust, the custodian is authorized to establish separate accounts for foreign securities owned by the appropriate Portfolios to be held with foreign branches of other U.S. banks as well as with certain foreign banks and securities depositories. For its custody services to the Trust, the custodian receives monthly fees based upon the month-end aggregate net asset value of the appropriate Portfolio, plus certain charges for securities transactions including out-of-pocket expenses, and costs of any foreign and domestic sub-custodians. The assets of the Trust are held under bank custodianship in compliance with the 1940 Act.

   Citicorp Trust Bank, fsb, (formerly known as Travelers Bank & Trust, fsb), located at 125 Broad Street, New York, New York 10004, serves as each Portfolio's transfer and dividend-paying agent. Under the transfer agency agreement, the transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio, distributes dividends and distributions payable by a Portfolio and produces statements with respect to account activity for a Portfolio and its shareholders. For these services, the transfer agent receives fees from each Portfolio computed on the basis of the number of shareholder accounts that the transfer agent maintains for each Portfolio during the month and is reimbursed for out-of-pocket expenses.

   PFPC Global Fund Services, located at P.O. Box 9699, Providence, RI 02940-9699, serves as each Portfolio's sub-transfer agent. Under the transfer agency agreement, the sub-transfer agent maintains the shareholder account records for each Portfolio, handles certain communications between shareholders and a Portfolio and distributes dividends and distributions payable by a Portfolio. For these services, the sub-transfer agent receives a monthly fee computed on the basis of the number of shareholder accounts it maintains for each Portfolio during the month, and is reimbursed for out-of-pocket expenses.

                             FINANCIAL STATEMENTS

   The Trust's Annual Report for the fiscal year ended August 31, 2002 is incorporated herein by reference in its entirety. The Annual Report was filed on November 7, 2002, Accession Number 0000950130-02-007549.

                     APPENDIX--RATINGS OF DEBT OBLIGATIONS

                             BOND AND NOTE RATINGS

Moody's Investors Services, Inc.

   Aaa--Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edged." Interest payments are protected by a large or by an exceptionally stable margin and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

   Aa--Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the "Aaa" group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in "Aaa" securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present that make the long term risks appear somewhat larger than in "Aaa" securities.

   A--Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present that suggest a susceptibility to impairment sometime in the future.

   Baa--Bonds that are rated "Baa" are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

   Ba--Bonds which are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

   B--Bonds which are rated "B" generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

   Caa--Bonds which are rated "Caa" are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest

   Ca--Bonds which are rated "Ca" represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

   C--Bonds which are rated "C" are the lowest class of bonds and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

   Con (..)--Bonds for which the security depends upon the completion of some act or the fulfillment of some condition are rated conditionally. These are bonds secured by (a) earnings of projects under construction, (b) earnings of projects unseasoned in operating experience, (c) rentals which begin when facilities are completed, or (d) payments to which some other limiting condition attaches. Parenthetical rating denotes probable credit stature upon completion of construction or elimination of basis of condition.

   Note: The modifier 1 indicates that the security ranks in the higher end of its generic rating category; the modifier 2 indicates a mid-range ranking; and the modifier 3 indicates that the issue ranks in the lower end of its generic rating category.

Standard & Poor's Ratings Group

   AAA--Debt rated "AAA" has the highest rating assigned by Standard & Poor's Ratings Group ("S&P"). Capacity to pay interest and repay principal is extremely strong.

   AA--Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest rated issues only in small degree.

   A--Debt rated "A" has a strong capacity to pay interest and repay principal although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher rated categories.

   BBB--Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher rated categories.

   BB, B, CCC, CC, C--Debt rated "BB", "B", "CCC", "CC" and "C" is regarded, on balance, as predominantly speculative with respect to capacity to pay interest and repay principal in accordance with the terms of the obligation. "BB" indicates the lowest degree of speculation and "C" the highest degree of speculation. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

   Plus (+) or Minus (-): The ratings from "AA" to "B" may be modified by the addition of a plus or minus to show relative standing within the major rating categories.

   Provisional Ratings: The letter "p" indicates that the rating is provisional. A provisional rating assumes the successful completion of the project being financed by the debt being rated and indicates that payment of debt service requirements is largely or entirely dependent upon the successful and timely completion of the project. This rating, however, while addressing credit quality subsequent to completion of the project, makes no comment on the likelihood of, or the risk of default upon failure of, such completion. The investor should exercise judgment with respect to such likelihood and risk.

   L--The letter "L" indicates that the rating pertains to the principal amount of those bonds where the underlying deposit collateral is fully insured by the Federal Savings & Loan Insurance Corp. or the Federal Deposit Insurance Corp.

   + Continuance of the rating is contingent upon S&P's receipt of closing documentation confirming investments and cash flow.

   * Continuance of the rating is contingent upon S&P's receipt of an executed copy of the escrow agreement.

   NR--Indicates no rating has been requested, that there is insufficient information on which to base a rating, or that S&P does not rate a particular type of obligation as a matter of policy.

                           COMMERCIAL PAPER RATINGS

Moody's Investors Service, Inc.

   Issuers rated "Prime-l" (or related supporting institutions) have a superior capacity for repayment of short-term promissory obligations. Prime-1 repayment will normally be evidenced by the following characteristics: leading market positions in well-established industries; high rates of return on funds employed; conservative capitalization structures with moderate reliance on debt and ample asset protection; broad margins in earnings coverage of fixed financial charges and high internal cash generation; well-established access to a range of financial markets and assured sources of alternate liquidity.

   Issuers rated "Prime-2" (or related supporting institutions) have strong capacity for repayment of short-term promissory obligations. This will normally be evidenced by many of the characteristics cited above but to a lesser degree. Earnings trends and coverage ratios, while sound, will be more subject to variation. Capitalization characteristics, while still appropriate, may be more affected by external conditions. Ample alternate liquidity is maintained.

Standard & Poor's Ratings Group

   A-1--This designation indicates that the degree of safety regarding timely payment is either overwhelming or very strong. Those issuers determined to possess overwhelming safety characteristics will be noted with a plus (+) sign designation.

   A-2--Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not as high as for issues designated A-1.